UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23014

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2023

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

ANNUAL REPORT August 31, 2023

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2022, through August 31, 2023, as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris and Brandon Chao of Alcentra NY, LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended August 31, 2023, BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) produced a total return of 12.61% on a net-asset-value basis and 12.18% on a market-price basis.1 Over the same period, the fund provided aggregate income dividends of $0.5550 per share, which reflects a distribution rate of 7.12%.2 In comparison, the ICE BofA Global High Yield Index (the “Index”), the fund’s benchmark, posted a total return of 8.58% for the same period.3

Global credit instruments generally delivered positive returns over the period, benefiting from increased visibility on the direction of action from the U.S. Federal Reserve (the “Fed”) as inflationary pressures moderated, the pace of interest-rate increases slowed, and markets began to anticipate a “soft landing,” with inflation tamed without inciting a recession. The fund’s performance benefited from all allocations, particularly its exposure to structured credit, European loans and global high yield instruments.

The Fund’s Investment Approach

The fund’s investment objectives are to seek high current income and to return at least $9.835 per Common Share (the initial public offering price per Common Share (as defined below) after deducting a sales load of $0.165 per Common Share but before deducting offering costs of $0.02 per Common Share (“Original NAV”) to holders of record of shares of the fund’s common stock (“Common Shares”) on or about December 1, 2024 (subject to certain extensions, the “Termination Date”).4

The fund will normally invest primarily in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien, secured, floating-rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes.

Principal investment strategies include:

• Senior Secured Loans and Other Loans

• Corporate Debt

• Special Situations

• Structured Credit

Rising Interest Rates and Favorable Economic Prospects Bolster Global Loan Markets

The reporting period began on a negative note, as bond prices broadly retreated in September and early October 2022 in the face of high levels of inflation and sharply rising interest rates. Although U.S. inflation appeared to peak before the period began, topping at over 9% in June, it remained over 8% at the start of the period, well above the Fed’s 2% target rate. The Fed responded with its third consecutive 0.75% increase to the federal funds rate in September, while indicating that additional increases were likely, increasing concerns of a possible recession. In Europe, inflation-related worries were exacerbated by Russia’s ongoing war in Ukraine, which increased energy prices and heightened regional geopolitical instability.

The economic backdrop began improving in mid-October as inflationary pressures eased, and economic data reassured investors that a recession was not imminent. In the United States, inflation dropped steadily, dipping below 3% in June 2023 and remaining under 4% through the end of the period. While the Fed continued to hike rates, the scale of increases eased, with a fourth 0.75% increase in November 2022, followed by a 0.50% increase in December and four subsequent 0.25% increases in 2023. At the same time, the U.S. economy continued to grow, bolstered by strong consumer spending, rising wages and robust levels of employment. Although European economic conditions proved less robust than those in the United States, European economies showed surprising strength despite the war in Ukraine, with warmer-than-expected winter temperatures limiting the impact of the conflict on energy prices. European loans, which had suffered compared to their U.S. counterparts, bounced back, returning to their historical price relationship. Structured credit, which tends to exhibit relatively high levels of volatility, also rebounded during the period due to attractive income opportunities, low default rates and positive technicals, with the greatest gains in lower-credit-rated issues. Credit quality played a significant role across all loan asset classes, with lower-rated issues outperforming higher-rated issues by a wide margin.

The Fund Outperforms Across the Board

The fund benefited from outperformance relative to the Index across all strategies. Structured credit, which represented one of the fund’s largest allocation, delivered the strongest absolute and relative returns. Overall gains were bolstered by strong selection, led by a tilt toward European issues and an emphasis on lower-quality B-rated credits, which outperformed higher-quality BB-rated credits. A tilt toward European loans further enhanced returns, which were bolstered as well by strong issue selection, particularly in the health care and technology sectors. The fund’s global high yield positions also performed relatively well, driven primarily by favorable selection in health care, services and telecommunications. Among U.S. loans, the fund added value through selection in the technology and health care sectors, along with underweight exposure to the lagging broadcasting sector. The overall underweight exposure to energy proved one of the fund’s few areas of relative weakness.

Positioned to Capture High Current Income

As of August 31, 2023, we believe the market’s high current income opportunities continue to look very attractive in both absolute and relative terms. In our opinion, the fund’s asset classes are well positioned in the prevailing environment of relatively high but steady rates and positive economic growth. Although we anticipate that markets are likely to remain sensitive to central bank statements and actions, we believe the current trajectory toward high rates for an extended period supports the fund’s investment strategy of generating high current income.

Accordingly, the fund continues to pursue its disciplined investment approach. Structured credit remains a sizeable allocation due to attractive yield opportunities. The fund also holds overweight exposure to high yield instruments and has increased its exposure to floating-rate instruments, where we see additional high current-yield prospects.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate.

2  Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: FactSet - The ICE BofA Global High Yield Index is a measure of the global high-yield debt market. The index represents the union of the U.S. high yield, the pan-European high yield and emerging-markets, hard currency, high yield indices. Investors cannot invest directly in any index.

4 The objective to return at least the fund’s Original NAV is not an express or implied guarantee obligation of the fund, BNY Mellon Investment Adviser, Inc., Alcentra NY LLC or any other entity, and an investor may receive less than the Original NAV upon termination of the fund. There is no assurance the fund will achieve either of its investment objectives and achieving its investment objectives will depend on a number of factors, including market conditions and the success of various portfolio strategies and cash flow management techniques. Based on market conditions as of the date of this report, management anticipates that the likelihood of the fund achieving its objective of returning its Original NAV upon termination of the fund has decreased substantially since the fund’s inception.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status.

Collateralized Loan Obligations (“CLOs”) and other types of Collateralized Debt Obligations (“CDOs”) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund invests typically will be below-investment-grade quality. Although, in contrast to other below-investment-grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below-investment-grade instruments. Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated, unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. with a hypothetical investment of $10,000 in the ICE BofA Global High Yield Index (the “Index”).

† Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. on 10/27/2017 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in fixed-income securities and its performance shown in the line graph takes into account fees and expenses.. The Index is a measure of the global high-yield debt market. The Index represents the union of the U.S. high yield, the pan-European high yield and emerging-markets, hard currency, high yield indices. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2023
	Inception Date	1 Year	5 Years	From Inception
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. -Market Price	10/27/2017	12.18%	4.10%	2.89%
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. -Net Asset Value	10/27/2017	12.61%	4.20%	4.17%
ICE BofA Global High Yield Index	10/31/2017	8.58%	2.26%	1.95%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

DISTRIBUTION INFORMATION

The following information regarding the fund’s distributions is current as of August 31, 2023, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

For the purpose of pursuing its investment objective of returning at least the Original NAV, the fund intends to retain a limited portion of its net investment income continuing until the final liquidating distribution. The fund also may retain a portion of its short-term capital gains and all or a portion of its long-term capital gains. The extent to which the fund retains income or capital gains, and the cumulative amount so retained, will depend on, among other things, prevailing market conditions, portfolio turnover and reinvestment and overall performance of the credit instruments held by the fund. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the fund’s net asset value on the Termination Date in the absence of income retention. The fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the approximate seven-year term of the fund. The timing and amounts of these reductions cannot be predicted.

While the amounts retained would be included in the final liquidating distribution of the fund, the fund’s distribution rate over the term of the fund will be lower, and possibly significantly lower, than if the fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the fund’s distribution rate, the reduction of the fund’s monthly distribution rate because of the retention of income is expected to negatively impact the market price of the Common Shares. Any such negative effect on the market price of the Common Shares may not be offset even though the fund’s net asset value would be higher as a result of retaining income. In the event that the fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and

FUND PERFORMANCE (Unaudited) (continued)

character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Alcentra Global Credit Income 2024 Target Term, Fund, Inc.	100.00%	.00%	.00%	$.56	$.56	$.00	$.00

SELECTED INFORMATION

August 31, 2023 (Unaudited)

Market Price per share August 31, 2023		$7.79
Shares Outstanding August 31, 2023		15,000,727
New York Stock Exchange Ticker Symbol		DCF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

	Fiscal Year Ended August 31, 2023
	Quarter Ended November 30, 2022	Quarter Ended February 28, 2023	Quarter Ended May 31, 2023	Quarter Ended August 31, 2023
High	$7.61	$7.99	$7.92	$7.80
Low	6.71	7.06	7.08	7.51
Close	7.45	7.68	7.45	7.79

PERCENTAGE GAIN (LOSS) based on change in Market Price†
October 27, 2017 (commencement of operations) through August 31, 2023				18.08%
September 1, 2018 through August 31, 2023				22.24
September 1, 2022 through August 31, 2023				12.18
December 1, 2022 through August 31, 2023				10.33
March 1, 2023 through August 31, 2023				4.89
June 1, 2023 through August 31, 2023				6.00

NET ASSET VALUE PER SHARE
October 27, 2017 (commencement of operations)				$9.84
November 30, 2022				7.67
February 28, 2023				7.90
May 31, 2023				7.87
August 31, 2023				8.24

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
October 27, 2017 (commencement of operations) through August 31, 2023				26.96%
September 1, 2018 through August 31, 2023				22.84
September 1, 2022 through August 31, 2023				12.61
December 1, 2022 through August 31, 2023				13.33
March 1, 2023 through August 31, 2023				7.84
June 1, 2023 through August 31, 2023				6.11

† With dividends and capital gains reinvested.

STATEMENT OF INVESTMENTS

August 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3%
Advertising - .3%
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes		5.13	8/15/2027	212,000	[c]	190,079
Outfront Media Capital LLC/Outfront Media Capital Corp., Gtd. Notes		5.00	8/15/2027	160,000	[c]	144,968
					335,047
Aerospace & Defense - 1.0%
Bombardier, Inc., Sr. Unscd. Notes		7.88	4/15/2027	250,000	[c]	249,621
Rolls-Royce PLC, Gtd. Bonds		3.63	10/14/2025	210,000	[c]	197,925
TransDigm, Inc., Gtd. Notes		4.88	5/1/2029	191,000		172,032
TransDigm, Inc., Gtd. Notes		5.50	11/15/2027	340,000		322,973
TransDigm, Inc., Sr. Scd. Notes		6.88	12/15/2030	260,000	[c]	261,999
					1,204,550
Airlines - .5%
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes		5.75	4/20/2029	710,000	[c]	679,751
Automobiles & Components - 2.1%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Bonds	EUR	4.38	5/15/2026	550,000	[c]	578,449
Dealer Tire LLC/DT Issuer LLC, Sr. Unscd. Notes		8.00	2/1/2028	472,000	[c]	441,071
Ford Motor Co., Sr. Unscd. Notes		5.29	12/8/2046	900,000		707,547
Grupo Antolin-Irausa SA, Sr. Scd. Bonds	EUR	3.50	4/30/2028	360,000	[c]	290,038
IHO Verwaltungs GmbH, Sr. Scd. Bonds		6.00	5/15/2027	400,000	[c,d]	381,794
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	294,000	[c]	250,656
					2,649,555
Banks - 1.1%
Citigroup, Inc., Jr. Sub. Notes		3.88	2/18/2026	113,000	[e]	99,162
Freedom Mortgage Corp., Sr. Unscd. Notes		8.13	11/15/2024	460,000	[c]	457,903
Freedom Mortgage Corp., Sr. Unscd. Notes		8.25	4/15/2025	380,000	[c]	374,871
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	400,000	[c,e]	399,340
					1,331,276
Building Materials - 1.0%
Eco Material Technologies, Inc., Sr. Scd. Notes		7.88	1/31/2027	381,000	[c]	371,864
PCF GmbH, Sr. Scd. Bonds	EUR	4.75	4/15/2026	320,000	[c]	271,407

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Building Materials - 1.0% (continued)
Standard Industries, Inc., Sr. Unscd. Notes		4.38	7/15/2030	546,000	[c]	468,580
Standard Industries, Inc., Sr. Unscd. Notes		4.75	1/15/2028	121,000	[c]	111,563
					1,223,414
Chemicals - 2.6%
INEOS Quattro Finance 1 PLC, Sr. Unscd. Notes	EUR	3.75	7/15/2026	670,000	[c]	646,316
Iris Holdings, Inc., Sr. Unscd. Notes		8.75	2/15/2026	389,000	[c,d]	365,175
Italmatch Chemicals SPA, Sr. Scd. Notes	EUR	10.00	2/6/2028	283,000	[c]	303,227
NOVA Chemicals Corp., Sr. Unscd. Notes		4.88	6/1/2024	400,000	[c]	393,827
NOVA Chemicals Corp., Sr. Unscd. Notes		5.00	5/1/2025	530,000	[c]	505,100
Olympus Water US Holding Corp., Sr. Scd. Notes	EUR	9.63	11/15/2028	410,000	[c]	445,892
Olympus Water US Holding Corp., Sr. Scd. Notes		9.75	11/15/2028	240,000	[c]	242,058
SCIH Salt Holdings, Inc., Sr. Scd. Notes		4.88	5/1/2028	120,000	[c]	108,111
WR Grace Holdings LLC, Sr. Scd. Notes		7.38	3/1/2031	110,000	[c]	108,423
WR Grace Holdings LLC, Sr. Unscd. Notes		5.63	8/15/2029	90,000	[c]	76,194
					3,194,323
Collateralized Loan Obligations Debt - 29.3%
Carlyle Euro DAC CLO, Ser. 2022-5A, Cl. D, (3 Month EURIBOR +7.63%)	EUR	11.35	10/25/2035	855,000	[c,f]	891,211
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2014-1A, Cl. ER, (3 Month EURIBOR +4.93%)	EUR	8.59	7/15/2031	1,500,000	[c,f]	1,429,692
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2014-1A, Cl. FR, (3 Month EURIBOR +6.61%)	EUR	10.27	7/15/2031	3,000,000	[c,f]	2,708,866
Carlyle Global Market Strategies Euro DAC CLO, Ser. 2015-3A, Cl. ER, (3 Month EURIBOR +6.44%)	EUR	10.10	7/15/2030	2,000,000	[c,f]	1,712,615
CIFC European Funding II DAC CLO, Ser. 2A, Cl. F, (3 Month EURIBOR +7.70%)	EUR	11.36	4/15/2033	1,000,000	[c,f]	958,497
CIFC Funding I Ltd. CLO, Ser. 2018-1A, Cl. E, (3 Month TSFR +5.26%)		10.57	4/18/2031	1,000,000	[c,f]	899,977
CQS US Ltd. CLO, Ser. 2022-2A, Cl. E1, (3 Month TSFR +6.85%)		12.18	7/20/2031	2,000,000	[c,f]	1,719,292

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Collateralized Loan Obligations Debt - 29.3% (continued)
Crown Point 9 Ltd. CLO, Ser. 2020-9A, Cl. ER, (3 Month TSFR +7.02%)		12.33	7/14/2034	2,375,000	[c,f]	2,182,445
Dryden 91 Euro DAC CLO, Ser. 2021-91A, Cl. E, (3 Month EURIBOR +7.06%)	EUR	10.72	4/18/2035	1,000,000	[c,f]	998,333
Euro-Galaxy IV DAC CLO, Ser. 2015-4A, CI. FRR, (3 Month EURIBOR +8.88%)	EUR	12.59	7/30/2034	1,750,000	[c,f]	1,732,552
Fidelity Grand Harbour Designated Activity Co. CLO, Ser. 2022-1A, Cl. E, (3 Month EURIBOR +7.08%)	EUR	10.74	10/15/2036	1,750,000	[c,f]	1,833,279
Franklin Park Place I LLC CLO, Ser. 2022-1A, Cl. E, (3 Month TSFR +7.50%)		12.81	4/14/2035	1,000,000	[c,f]	921,742
GoldenTree Loan Management EUR 2 DAC CLO, Ser. 2A, Cl. E, (3 Month EURIBOR +5.25%)	EUR	8.96	1/20/2032	1,000,000	[c,f]	960,172
Hayfin Emerald IV DAC CLO, Ser. 4A, Cl. FR, (3 Month EURIBOR +8.68%)	EUR	12.34	10/15/2034	740,000	[c,f]	599,724
ICG Euro DAC CLO, Ser. 2021-1A, Cl. F, (3 Month EURIBOR +8.82%)	EUR	12.48	10/15/2034	1,000,000	[c,f]	936,347
KKR 23 Ltd. CLO, Ser. 23, Cl. E, (3 Month TSFR +6.26%)		11.59	10/20/2031	1,000,000	[c,f]	905,587
OZLM Funding II Ltd. CLO, Ser. 2012-2A, Cl. DR2, (3 Month TSFR +6.16%)		11.53	7/30/2031	2,250,000	[c,f]	1,893,987
OZLM VI Ltd. CLO, Ser. 2014-6A, Cl. DS, (3 Month TSFR +6.31%)		11.62	4/17/2031	1,000,000	[c,f]	842,080
OZLME III DAC CLO, Ser. 3A, Cl. F, (3 Month EURIBOR +6.45%)	EUR	10.26	8/24/2030	1,000,000	[c,f]	874,049
St. Paul's V DAC CLO, Ser. 5A, Cl. FR, (3 Month EURIBOR +6.60%)	EUR	10.42	8/20/2030	4,000,000	[c,f]	3,512,348
TIAA I Ltd. CLO, Ser. 2016-1A, CI. ER, (3 Month TSFR +6.46%)		11.79	7/20/2031	2,131,000	[c,f]	1,812,107
Tikehau DAC CLO, Ser. 2015-1A, Cl. FRR, (3 Month EURIBOR +8.75%)	EUR	12.48	8/4/2034	2,000,000	[c,f]	1,935,340
Trinitas XI Ltd. CLO, Ser. 2019-11A, CI. ER, (3 Month TSFR +7.53%)		12.84	7/15/2034	750,000	[c,f]	635,300
Venture 45 Ltd. CLO, Ser. 2022-45A, CI. D1, (3 Month TSFR +4.00%)		9.33	7/20/2035	1,500,000	[c,f]	1,319,593
Vibrant III Ltd. CLO, Ser. 2015-3A, Cl. DRR, (3 Month TSFR +6.61%)		11.94	10/20/2031	1,000,000	[c,f]	768,874

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Collateralized Loan Obligations Debt - 29.3% (continued)
Wind River Ltd. CLO, Ser. 2016-1KRA, CI. FR2, (3 Month TSFR +8.16%)		13.47	10/15/2034	1,500,000	[c,f]	1,220,014
					36,204,023
Collateralized Loan Obligations Equity - .0%
Madison Park Funding X Ltd. CLO, Ser. 2012-10A, Cl. SUB		0.00	1/20/2029	3,000,000	[c,g]	180
Commercial & Professional Services - 4.1%
Adtalem Global Education, Inc., Sr. Scd. Notes		5.50	3/1/2028	275,000	[c]	256,547
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes		6.13	10/15/2026	250,000	[c]	236,815
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Sr. Scd. Bonds, Ser. 144	GBP	4.88	6/1/2028	860,000	[c]	868,677
APX Group, Inc., Sr. Scd. Notes		6.75	2/15/2027	198,000	[c]	192,650
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	420,000	[c]	386,137
CPI CG, Inc., Sr. Scd. Notes		8.63	3/15/2026	178,000	[c]	172,820
House of HR Group BV, Sr. Scd. Bonds	EUR	9.00	11/3/2029	470,000	[c]	504,655
La Financiere Atalian SASU, Gtd. Bonds	EUR	5.13	5/15/2025	129,000		97,462
La Financiere Atalian SASU, Gtd. Bonds	EUR	5.13	5/15/2025	129,000	[c]	97,462
Loxam SAS, Sr. Sub. Notes	EUR	5.75	7/15/2027	370,000		374,116
MPH Acquisition Holdings LLC, Sr. Scd. Notes		5.50	9/1/2028	222,000	[c]	188,730
Neptune Bidco US, Inc., Sr. Scd. Notes		9.29	4/15/2029	230,000	[c]	214,985
Prime Security Services Borrower LLC/Prime Finance, Inc., Scd. Notes		6.25	1/15/2028	346,000	[c]	329,904
The Hertz Corp., Gtd. Notes		4.63	12/1/2026	390,000	[c]	353,453
The Hertz Corp., Gtd. Notes		5.00	12/1/2029	87,000	[c]	71,613
Verisure Midholding AB, Gtd. Notes	EUR	5.25	2/15/2029	740,000	[c]	698,698
					5,044,724
Consumer Discretionary - 5.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes		4.63	4/1/2030	170,000	[c]	146,586
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes		6.63	1/15/2028	80,000	[c]	76,542

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Consumer Discretionary - 5.9% (continued)
Caesars Entertainment, Inc., Sr. Scd. Notes		6.25	7/1/2025	157,000	[c]	155,923
Carnival Corp., Gtd. Notes		6.00	5/1/2029	583,000	[c]	526,902
Carnival Corp., Gtd. Notes		7.63	3/1/2026	608,000	[c]	606,747
CCM Merger, Inc., Sr. Unscd. Notes		6.38	5/1/2026	439,000	[c]	427,099
CDI Escrow Issuer, Inc., Sr. Unscd. Notes		5.75	4/1/2030	80,000	[c]	74,473
Churchill Downs, Inc., Gtd. Notes		4.75	1/15/2028	260,000	[c]	240,025
Everi Holdings, Inc., Gtd. Notes		5.00	7/15/2029	271,000	[c]	242,071
Green Bidco SA, Sr. Scd. Bonds	EUR	10.25	7/15/2028	190,000	[c]	201,824
International Game Technology PLC, Sr. Scd. Notes		5.25	1/15/2029	220,000	[c]	207,074
Jacobs Entertainment, Inc., Sr. Unscd. Notes		6.75	2/15/2029	168,000	[c]	152,403
KB Home, Gtd. Notes		4.00	6/15/2031	324,000		273,223
Las Vegas Sands Corp., Sr. Unscd. Notes		3.20	8/8/2024	320,000		310,014
NCL Corp. Ltd., Gtd. Notes		5.88	3/15/2026	608,000	[c]	573,839
NCL Corp. Ltd., Sr. Scd. Notes		5.88	2/15/2027	214,000	[c]	207,569
NCL Corp. Ltd., Sr. Unscd. Notes		3.63	12/15/2024	280,000	[c]	268,227
Ontario Gaming GTA LP, Sr. Scd. Notes		8.00	8/1/2030	203,000	[c]	205,389
Pinewood Finance Co. Ltd., Sr. Scd. Bonds	GBP	3.63	11/15/2027	240,000	[c]	264,842
Raptor Acquisition Corp./Raptor Co-Issuer LLC, Sr. Scd. Notes		4.88	11/1/2026	86,000	[c]	81,208
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes		5.50	8/31/2026	579,000	[c]	555,329
Scientific Games Holdings LP/Scientific Games US Finco, Inc., Sr. Unscd. Notes		6.63	3/1/2030	450,000	[c]	397,084
Taylor Morrison Communities, Inc., Sr. Unscd. Notes		5.13	8/1/2030	138,000	[c]	126,700
Versuni Group BV, Sr. Scd. Bonds	EUR	3.13	6/15/2028	450,000	[c]	393,396
Viking Cruises Ltd., Sr. Unscd. Notes		9.13	7/15/2031	275,000	[c]	284,360
Windsor Holdings III LLC, Sr. Scd. Notes		8.50	6/15/2030	297,000	[c]	298,667
					7,297,516
Consumer Staples - .1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., Sr. Scd. Notes		5.00	12/31/2026	200,000	[c]	186,728
Diversified Financials - 4.8%
Blackstone Secured Lending Fund, Sr. Unscd. Notes		2.85	9/30/2028	360,000		297,740

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Diversified Financials - 4.8% (continued)
Encore Capital Group, Inc., Sr. Scd. Bonds	EUR	4.88	10/15/2025	350,000	[c]	365,387
Encore Capital Group, Inc., Sr. Scd. Notes	GBP	4.25	6/1/2028	525,000	[c]	516,346
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds	GBP	7.75	11/1/2025	500,000		503,585
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds	GBP	7.75	11/1/2025	375,000	[c]	377,688
Home Point Capital, Inc., Gtd. Notes		5.00	2/1/2026	665,000	[c]	625,135
Intrum AB, Sr. Unscd. Bonds	EUR	3.13	7/15/2024	343,933	[c]	357,249
Intrum AB, Sr. Unscd. Notes	EUR	4.88	8/15/2025	520,000	[c]	492,122
Jane Street Group/JSG Finance, Inc., Sr. Scd. Notes		4.50	11/15/2029	80,000	[c]	70,291
Navient Corp., Sr. Unscd. Notes		5.00	3/15/2027	235,000		214,044
Navient Corp., Sr. Unscd. Notes		5.50	3/15/2029	350,000		299,602
Navient Corp., Sr. Unscd. Notes		5.88	10/25/2024	270,000		266,214
NFP Corp., Sr. Unscd. Notes		6.88	8/15/2028	215,000	[c]	189,560
OneMain Finance Corp., Gtd. Notes		6.63	1/15/2028	209,000		195,648
PennyMac Financial Services, Inc., Gtd. Notes		5.38	10/15/2025	688,000	[c]	666,534
PennyMac Financial Services, Inc., Gtd. Notes		5.75	9/15/2031	341,000	[c]	286,977
United Wholesale Mortgage LLC, Sr. Unscd. Notes		5.75	6/15/2027	210,000	[c]	193,696
					5,917,818
Electronic Components - .3%
Sensata Technologies, Inc., Gtd. Notes		4.38	2/15/2030	370,000	[c]	327,929
TTM Technologies, Inc., Gtd. Notes		4.00	3/1/2029	109,000	[c]	94,790
					422,719
Energy - 5.7%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unscd. Notes		8.25	2/15/2026	937,000	[c]	942,528
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes		5.75	3/1/2027	330,000	[c]	320,138
Blue Racer Midstream LLC/Blue Racer Finance Corp., Sr. Unscd. Notes		6.63	7/15/2026	400,000	[c]	393,489
Chesapeake Energy Corp., Gtd. Notes		5.88	2/1/2029	131,000	[c]	125,504
Comstock Resources, Inc., Gtd. Notes		6.75	3/1/2029	410,000	[c]	383,997
CVR Energy, Inc., Gtd. Bonds		5.25	2/15/2025	998,000	[c]	969,004
Energy Transfer LP, Jr. Sub. Debt., Ser. B		6.63	2/15/2028	340,000	[e]	274,254

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Energy - 5.7% (continued)
EQM Midstream Partners LP, Sr. Unscd. Notes		4.00	8/1/2024	120,000		117,189
EQM Midstream Partners LP, Sr. Unscd. Notes		5.50	7/15/2028	239,000		228,571
New Fortress Energy, Inc., Sr. Scd. Notes		6.50	9/30/2026	77,000	[c]	71,643
New Fortress Energy, Inc., Sr. Scd. Notes		6.75	9/15/2025	805,000	[c]	778,849
Northern Oil & Gas, Inc., Sr. Unscd. Notes		8.13	3/1/2028	270,000	[c]	270,894
Rockcliff Energy II LLC, Sr. Unscd. Notes		5.50	10/15/2029	668,000	[c]	616,467
Rockies Express Pipeline LLC, Sr. Unscd. Notes		4.80	5/15/2030	390,000	[c]	341,358
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		3.88	11/1/2033	553,000	[c]	449,868
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		4.13	8/15/2031	160,000	[c]	135,883
Venture Global LNG, Inc., Sr. Scd. Notes		8.13	6/1/2028	459,000	[c]	463,427
Western Midstream Operating LP, Sr. Unscd. Notes		4.05	2/1/2030	250,000		223,263
					7,106,326
Environmental Control - .5%
Covanta Holding Corp., Gtd. Notes		4.88	12/1/2029	312,000	[c]	268,624
Covanta Holding Corp., Gtd. Notes		5.00	9/1/2030	155,000		131,638
Waste Pro USA, Inc., Sr. Unscd. Notes		5.50	2/15/2026	230,000	[c]	217,032
					617,294
Food Products - .4%
Boparan Finance PLC, Sr. Scd. Bonds	GBP	7.63	11/30/2025	346,000	[c]	298,929
Post Holdings, Inc., Gtd. Notes		4.63	4/15/2030	195,000	[c]	172,942
					471,871
Health Care - 4.0%
Bausch Health Cos., Inc., Sr. Scd. Notes		11.00	9/30/2028	370,000	[c]	265,082
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes		5.50	1/15/2028	235,000	[c]	213,025
CHS/Community Health Systems, Inc., Sr. Scd. Notes		5.25	5/15/2030	364,000	[c]	287,388
CHS/Community Health Systems, Inc., Sr. Scd. Notes		5.63	3/15/2027	990,000	[c]	872,239
Cidron Aida Finco Sarl, Sr. Scd. Bonds	GBP	6.25	4/1/2028	273,000	[c]	304,630
HealthEquity, Inc., Gtd. Notes		4.50	10/1/2029	298,000	[c]	264,631
Jazz Securities DAC, Sr. Scd. Notes		4.38	1/15/2029	280,000	[c]	251,140

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Health Care - 4.0% (continued)
LifePoint Health, Inc., Sr. Scd. Notes		9.88	8/15/2030	336,000	[c]	332,220
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	107,000	[c]	93,510
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	964,000	[c]	857,011
Option Care Health, Inc., Gtd. Notes		4.38	10/31/2029	434,000	[c]	382,226
Tenet Healthcare Corp., Gtd. Notes		6.13	10/1/2028	400,000		385,638
Tenet Healthcare Corp., Sr. Scd. Notes		4.25	6/1/2029	470,000		420,077
					4,928,817
Industrial - .5%
Artera Services LLC, Sr. Scd. Notes		9.03	12/4/2025	220,000	[c]	204,909
Dycom Industries, Inc., Gtd. Notes		4.50	4/15/2029	149,000	[c]	133,178
Xerox Holdings Corp., Gtd. Notes		5.50	8/15/2028	310,000	[c]	270,040
					608,127
Information Technology - 1.7%
AthenaHealth Group, Inc., Sr. Unscd. Notes		6.50	2/15/2030	819,000	[c]	712,039
Black Knight InfoServ LLC, Gtd. Notes		3.63	9/1/2028	460,000	[c]	426,599
Central Parent, Inc./CDK Global, Inc., Sr. Scd. Notes		7.25	6/15/2029	420,000	[c]	414,669
Cloud Software Group, Inc., Sr. Scd. Notes		6.50	3/31/2029	170,000	[c]	152,210
Elastic NV, Sr. Unscd. Notes		4.13	7/15/2029	235,000	[c]	202,230
SS&C Technologies, Inc., Gtd. Notes		5.50	9/30/2027	260,000	[c]	250,536
					2,158,283
Insurance - 1.3%
Acrisure LLC/Acrisure Finance, Inc., Sr. Scd. Notes		4.25	2/15/2029	610,000	[c]	528,121
Acrisure LLC/Acrisure Finance, Inc., Sr. Unscd. Notes		7.00	11/15/2025	510,000	[c]	493,397
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Scd. Notes		6.75	4/15/2028	300,000	[c]	295,843
AssuredPartners, Inc., Sr. Unscd. Notes		5.63	1/15/2029	165,000	[c]	143,535
Global Atlantic Financial Co., Gtd. Notes		3.13	6/15/2031	260,000	[c]	192,998
					1,653,894
Internet Software & Services - 1.1%
Arches Buyer, Inc., Sr. Scd. Notes		4.25	6/1/2028	149,000	[c]	129,783
United Group BV, Sr. Scd. Bonds	EUR	3.13	2/15/2026	1,180,000	[c]	1,174,321
					1,304,104
Materials - 3.1%
ARD Finance SA, Sr. Scd. Notes		6.50	6/30/2027	400,000	[c,d]	321,941

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Materials - 3.1% (continued)
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Scd. Notes		3.25	9/1/2028	200,000	[c]	170,265
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., Gtd. Notes	GBP	4.75	7/15/2027	380,000	[c]	381,561
Clydesdale Acquisition Holdings, Inc., Gtd. Notes		8.75	4/15/2030	578,000	[c]	523,273
Clydesdale Acquisition Holdings, Inc., Sr. Scd. Notes		6.63	4/15/2029	120,000	[c]	114,294
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	400,000	[c]	363,145
LABL, Inc., Sr. Scd. Notes		9.50	11/1/2028	158,000	[c]	162,822
LABL, Inc., Sr. Unscd. Notes		10.50	7/15/2027	396,000	[c]	379,459
Mauser Packaging Solutions Holding Co., Scd. Notes		9.25	4/15/2027	169,000	[c]	153,282
Mauser Packaging Solutions Holding Co., Sr. Scd. Notes		7.88	8/15/2026	367,000	[c]	361,732
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, Sr. Scd. Notes		4.00	10/15/2027	280,000	[c]	252,090
Trivium Packaging Finance BV, Gtd. Notes		8.50	8/15/2027	200,000	[c]	190,821
Trivium Packaging Finance BV, Sr. Scd. Notes		5.50	8/15/2026	420,000	[c]	396,608
					3,771,293
Media - 5.4%
Altice Financing SA, Sr. Scd. Bonds		5.75	8/15/2029	410,000	[c]	325,155
Altice Finco SA, Scd. Notes	EUR	4.75	1/15/2028	860,000	[c]	613,617
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		4.50	5/1/2032	213,000		172,873
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		4.75	3/1/2030	438,000	[c]	376,983
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.13	5/1/2027	420,000	[c]	395,218
CSC Holdings LLC, Gtd. Notes		5.38	2/1/2028	220,000	[c]	180,573
CSC Holdings LLC, Gtd. Notes		5.50	4/15/2027	380,000	[c]	328,445
CSC Holdings LLC, Sr. Unscd. Bonds		5.25	6/1/2024	600,000		569,716
CSC Holdings LLC, Sr. Unscd. Notes		5.75	1/15/2030	200,000	[c]	110,815
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., Sr. Scd. Notes		5.88	8/15/2027	250,000	[c]	221,780
DISH DBS Corp., Gtd. Notes		7.75	7/1/2026	156,000		116,821
DISH Network Corp., Sr. Scd. Notes		11.75	11/15/2027	868,000	[c]	881,490
Gray Television, Inc., Gtd. Notes		5.88	7/15/2026	225,000	[c]	206,076
Gray Television, Inc., Gtd. Notes		7.00	5/15/2027	217,000	[c]	194,998

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Media - 5.4% (continued)
iHeartCommunications, Inc., Sr. Scd. Notes		6.38	5/1/2026	625,000		545,947
Scripps Escrow II, Inc., Sr. Scd. Notes		3.88	1/15/2029	140,000	[c]	112,550
Scripps Escrow, Inc., Gtd. Notes		5.88	7/15/2027	160,000	[c]	129,438
Summer BidCo BV, Sr. Unscd. Bonds	EUR	9.00	11/15/2025	750,032	[c,d]	772,994
Virgin Media Secured Finance PLC, Sr. Scd. Bonds	GBP	5.00	4/15/2027	100,000	[c]	115,788
Ziggo Bond Co. BV, Gtd. Notes		5.13	2/28/2030	330,000	[c]	256,458
					6,627,735
Metals & Mining - 1.2%
FMG Resources August 2006 Pty Ltd., Gtd. Notes		4.38	4/1/2031	390,000	[c]	327,148
Novelis Corp., Gtd. Notes		3.25	11/15/2026	400,000	[c]	362,883
Taseko Mines Ltd., Sr. Scd. Notes		7.00	2/15/2026	816,000	[c]	753,389
					1,443,420
Real Estate - 2.5%
Diversified Healthcare Trust, Gtd. Notes		4.38	3/1/2031	114,000		86,117
Diversified Healthcare Trust, Gtd. Notes		9.75	6/15/2025	132,000		129,946
Diversified Healthcare Trust, Sr. Unscd. Notes		4.75	2/15/2028	114,000		87,196
Diversified Healthcare Trust, Sr. Unscd. Notes		4.75	5/1/2024	230,000		218,585
Greystar Real Estate Partners LLC, Sr. Scd. Notes		7.75	9/1/2030	200,000	[c]	202,250
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes		5.25	10/1/2025	710,000	[c]	682,881
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Scd. Notes		4.88	5/15/2029	390,000	[c]	338,676
Rithm Capital Corp., Sr. Unscd. Notes		6.25	10/15/2025	740,000	[c]	698,245
RLJ Lodging Trust LP, Sr. Scd. Notes		4.00	9/15/2029	380,000	[c]	318,130
Starwood Property Trust, Inc., Sr. Unscd. Notes		3.75	12/31/2024	320,000	[c]	308,010
					3,070,036
Retailing - 3.7%
1011778 BC ULC/New Red Finance, Inc., Sr. Scd. Notes		3.88	1/15/2028	353,000	[c]	321,394
Beacon Roofing Supply, Inc., Sr. Scd. Notes		4.50	11/15/2026	200,000	[c]	188,376
eG Global Finance PLC, Sr. Scd. Notes	EUR	4.38	2/7/2025	342,167	[c]	360,689
Foundation Building Materials, Inc., Gtd. Notes		6.00	3/1/2029	310,000	[c]	262,622

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Retailing - 3.7% (continued)
Kohl's Corp., Sr. Unscd. Notes		4.25	7/17/2025	400,000		376,576
Kohl's Corp., Sr. Unscd. Notes		4.63	5/1/2031	139,000		102,464
Macy's Retail Holdings LLC, Gtd. Notes		4.50	12/15/2034	135,000		96,385
Macy's Retail Holdings LLC, Gtd. Notes		5.88	4/1/2029	190,000	[c]	171,927
PetSmart, Inc./PetSmart Finance Corp., Gtd. Notes		7.75	2/15/2029	500,000	[c]	477,956
QVC, Inc., Sr. Scd. Notes		4.85	4/1/2024	580,000		564,055
Shiba Bidco SPA, Sr. Scd. Bonds	EUR	4.50	10/31/2028	291,000	[c]	285,648
SRS Distribution, Inc., Gtd. Notes		6.00	12/1/2029	288,000	[c]	246,548
SRS Distribution, Inc., Sr. Scd. Notes		4.63	7/1/2028	73,000	[c]	65,047
Staples, Inc., Sr. Scd. Notes		7.50	4/15/2026	225,000	[c]	186,380
The Very Group Funding PLC, Sr. Scd. Bonds	GBP	6.50	8/1/2026	358,000	[c]	361,678
White Cap Buyer LLC, Sr. Unscd. Notes		6.88	10/15/2028	398,000	[c]	365,613
Yum! Brands, Inc., Sr. Unscd. Notes		5.38	4/1/2032	175,000		164,395
					4,597,753
Technology Hardware & Equipment - .2%
Western Digital Corp., Gtd. Notes		4.75	2/15/2026	261,000		249,100
Telecommunication Services - 4.5%
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	550,000	[c]	290,160
Altice France Holding SA, Sr. Scd. Notes		10.50	5/15/2027	1,059,000	[c]	575,572
Altice France SA, Sr. Scd. Notes		5.50	1/15/2028	600,000	[c]	450,178
Altice France SA, Sr. Scd. Notes		5.50	10/15/2029	200,000	[c]	144,644
C&W Senior Financing DAC, Sr. Unscd. Notes		6.88	9/15/2027	200,000	[c]	185,808
Connect Finco Sarl/Connect US Finco LLC, Sr. Scd. Notes		6.75	10/1/2026	315,000	[c]	299,145
Eolo SPA, Sr. Scd. Bonds	EUR	4.88	10/21/2028	240,000	[c]	188,348
Frontier Communications Holdings LLC, Scd. Notes		6.75	5/1/2029	170,000	[c]	132,117
Frontier Communications Holdings LLC, Sr. Scd. Notes		8.75	5/15/2030	171,000	[c]	166,369
Iliad Holding SASU, Sr. Scd. Notes		6.50	10/15/2026	820,000	[c]	783,170
Level 3 Financing, Inc., Sr. Scd. Notes		10.50	5/15/2030	298,000	[c]	302,974
Lorca Telecom Bondco SA, Sr. Scd. Bonds	EUR	4.00	9/18/2027	450,000	[c]	453,191
Lumen Technologies, Inc., Sr. Scd. Notes		4.00	2/15/2027	214,000	[c]	135,069
TalkTalk Telecom Group Ltd., Gtd. Notes	GBP	3.88	2/20/2025	290,000		306,296

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Bonds and Notes - 91.3% (continued)
Telecommunication Services - 4.5% (continued)
Telesat Canada/Telesat LLC, Sr. Scd. Notes	5.63	12/6/2026	287,000	[c]	202,794
ViaSat, Inc., Sr. Unscd. Notes	5.63	9/15/2025	800,000	[c]	757,752
Zayo Group Holdings, Inc., Sr. Scd. Notes	4.00	3/1/2027	232,000	[c]	174,078
				5,547,665
Utilities - 2.4%
Calpine Corp., Sr. Unscd. Notes	4.63	2/1/2029	155,000	[c]	134,865
Calpine Corp., Sr. Unscd. Notes	5.00	2/1/2031	1,060,000	[c]	897,877
NRG Energy, Inc., Gtd. Notes	5.25	6/15/2029	340,000	[c]	306,352
NRG Energy, Inc., Jr. Sub. Bonds	10.25	3/15/2028	300,000	[c,e]	294,962
PG&E Corp., Sr. Scd. Notes	5.00	7/1/2028	418,000		384,908
Pike Corp., Gtd. Notes	5.50	9/1/2028	185,000	[c]	166,676
Solaris Midstream Holdings LLC, Gtd. Notes	7.63	4/1/2026	575,000	[c]	565,689
Vistra Corp., Jr. Sub. Notes	7.00	12/15/2026	272,000	[c,e]	252,008
				3,003,337
Total Bonds and Notes (cost $119,955,528)			112,850,679

Floating Rate Loan Interests - 42.6%
Advertising - .3%
CB Poly US Holdings, Inc., Initial Term Loan, (1 Month TSFR +5.50%)	10.83	5/20/2029	131,479	[f]	125,464
Clear Channel Outdoor Holdings, Term Loan B, (1-3 Month TSFR +3.50%)	9.04	8/23/2026	174,395	[f]	170,980
Dotdash Meredith, Inc., Term Loan B, (1 Month TSFR +4.00%)	9.42	12/1/2028	120,000	[f]	115,950
				412,394
Automobiles & Components - .3%
Burgess Point Purchaser, Initial Term Loan, (1 Month TSFR +5.35%)	10.68	7/25/2029	123,022	[f]	117,365
First Brands Group LLC, 2022 Incremental Term Loan, (3 Month TSFR +5.00%)	10.88	3/30/2027	195,556	[f]	193,234
Truck Hero, Inc., Initial Term Loan, (1 Month TSFR +3.75%)	9.18	2/24/2028	50,935	[f]	49,492
				360,091
Building Materials - 1.3%
Cornerstone Building, New Term Loan B, (1 Month TSFR +3.35%)	8.66	4/12/2028	430,290	[f]	421,282

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Building Materials - 1.3% (continued)
LSF10 XL Bidco SCA, Facility Term Loan B-4, (3 Month EURIBOR +3.93%)	EUR	7.52	4/9/2028	1,280,206	[f]	1,169,551
					1,590,833
Commercial & Professional Services - 8.2%
Albion Financing 3 Sarl, 2023 & 2026 Term Loan, (3 Month EURIBOR +5.25%)	EUR	8.95	8/17/2026	1,000,000	[f]	1,094,684
American Auto Auction, First Lien Tranche Term Loan B, (3 Month TSFR +5.00%)		10.24	12/30/2027	361,150	[f]	343,092
CIBT Global, Inc., First Lien Term Loan, (3 Month TSFR +1.26% & 3 Month LIBOR +1.26%)		6.46	6/1/2024	1,077,542	[f]	767,210
CoreLogic, Inc., First Lien Initial Term Loan, (1 Month TSFR +3.61%)		8.95	6/2/2028	255,000	[f]	238,471
Electro Rent Corp., Extended Term Loan, (3 Month TSFR +5.50%)		10.83	11/1/2024	215,736	[f]	208,455
Element Material Technology, Delayed Draw Term Loan B, (3 Month TSFR +4.35%)		9.59	6/24/2029	72,401	[f,h]	71,134
Element Material Technology, USD Initial Term Loan B, (3 Month TSFR +4.35%)		9.59	6/24/2029	156,868	[f]	154,122
Galaxy US Opco, Inc., Initial Term Loan, (1 Month TSFR +4.75%)		10.08	5/2/2029	89,298	[f]	85,057
Indigocyan Holdco 3 Ltd., Facility Term Loan B, (3 Month SONIA 5D +4.87%)	GBP	10.06	12/31/2024	2,000,000	[f]	2,512,229
Indy US Bidco LLC, 2021 Refinancing Term Loan, (1 Month EURIBOR +3.75%)	EUR	7.38	3/5/2028	997,462	[f]	1,019,795
Indy US Holdco LLC, Fifth Amendment Incremental Term Loan, (1 Month TSFR +6.25%)		11.57	3/5/2028	305,000	[f]	298,900
KUEHG Corp., Term Loan, (3 Month TSFR +5.00%)		10.24	6/12/2030	270,000	[f]	270,819
Minerva Bidco Ltd., Term Loan B, (3 Month SONIA 5D +4.62%)	GBP	9.83	7/31/2025	1,000,000	[f]	1,254,132
Modulaire Group Holdings, Facility Term Loan B, (3 Month EURIBOR +4.43%)	EUR	8.02	12/31/2028	1,000,000	[f]	1,019,593
Neptune Bidco US, Inc., Dollar Term Loan B, (3 Month TSFR +5.10%)		10.40	4/11/2029	491,956	[f]	449,729
RLG Holdings LLC, First Lien Closing Date Initial Term Loan, (1 Month TSFR +4.25%)		9.70	7/8/2028	214,952	[f]	207,966

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Commercial & Professional Services - 8.2% (continued)
Signal Parent, Inc., Initial Term Loan, (1 Month TSFR +3.60%)		8.92	4/1/2028	225,963	[f]	191,051
					10,186,439
Consumer Discretionary - 3.0%
Ammega Group BV, 2023 Facility Term Loan B-2, (2 Month EURIBOR +5.00%)	EUR	8.60	12/1/2028	1,150,000	[f]	1,235,050
Crown Finance US, Inc., Initial Term Loan, (1 Month TSFR +8.50%)		14.38	7/31/2028	127,500	[d,f]	128,635
ECL Entertainment LLC, Term Loan B, (1 Month TSFR +4.75%)		5.50	8/16/2030	101,333	[f]	101,903
J&J Ventures Gaming LLC, Delayed Draw Term Loan, (1 Month TSFR +4.25%)		5.00	4/26/2028	60,714	[f]	58,893
J&J Ventures Gaming LLC, Delayed Term Loan, (1 Month TSFR +4.25%)		5.00	4/26/2028	109,286	[f]	106,007
Recess Holdings, Inc., New Term Loan, (1 Month TSFR +4.00%)		5.00	3/24/2027	304,865	[f]	305,246
Scientific Games Holdings, Term Loan B-2, (3 Month TSFR +3.50%)		8.77	4/4/2029	283,374	[f]	282,356
Stage Entertainment BV, Facility Term Loan B-2, (3 Month EURIBOR +3.25%)	EUR	7.02	5/2/2026	1,000,000	[f]	1,069,440
Tecta America Corp., First Lien Initial Term Loan, (1 Month TSFR +4.00%)		9.45	4/10/2028	438,104	[f]	438,652
					3,726,182
Consumer Staples - .6%
Hunter Douglas, Inc., Tranche Term Loan B-1, (3 Month TSFR +3.50%)		8.89	2/25/2029	343,668	[f]	334,864
Kronos Acquisition Holdings, Inc., Tranche Term Loan B-1, (3 Month TSFR +4.01%)		9.25	12/22/2026	445,166	[f]	440,715
					775,579
Diversified Financials - .9%
BHN Merger Sub, Inc., Second Lien Term Loan, (1 Month TSFR +7.10%)		12.41	6/15/2026	175,000	[f]	171,364
Edelman Financial Center, 2021 Refinancing Term Loan, (1 Month TSFR +3.61%)		8.95	4/7/2028	328,325	[f]	325,060
Hudson River Trading LLC, Term Loan, (3 Month TSFR +3.26%)		8.63	3/18/2028	268,626	[f]	265,699

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Diversified Financials - .9% (continued)
Russell Investments US, 2025 New Term Loan, (1 Month TSFR +3.60%)		8.58	5/30/2025	424,333	[f]	393,781
					1,155,904
Electronic Components - 1.1%
ADB Safegate BVBA, Facility Term Loan B, (3 Month EURIBOR +4.75%)	EUR	7.53	10/2/2024	1,000,000	[f]	1,004,108
Roper Industrial Product, Initial Dollar Term Loan, (3 Month TSFR +4.50%)		9.74	11/22/2029	355,384	[f]	356,299
					1,360,407
Energy - .8%
Freeport LNG Investments, Initial Term Loan B, (3 Month TSFR +3.50%)		9.09	12/21/2028	492,647	[f]	488,984
Gulf Finance LLC, Term Loan, (1-6 Month TSFR +7.02%)		12.40	8/25/2026	465,485	[f]	467,396
					956,380
Financials - .1%
Jump Financial LLC, Term Loan, (3 Month TSFR +4.76%)		10.00	8/6/2028	159,190	[f]	152,822
Food Products - 1.6%
Biscuit Holding SASU, Facility Term Loan B, (6 Month EURIBOR +4.00%)	EUR	7.27	2/14/2027	1,000,000	[f]	922,532
ZF Invest SAS, Term Loan B, (3 Month EURIBOR +3.73%)	EUR	7.39	7/12/2028	1,000,000	[f]	1,047,135
					1,969,667
Food Service - .8%
Telfer Investments SL, Facility Term Loan B-1, (6 Month EURIBOR +4.75%)	EUR	8.49	7/1/2026	1,000,000	[f]	1,044,424
Health Care - 9.1%
Aenova Holding GmbH, Facility Term Loan B-2, (3 Month EURIBOR +4.50%)	EUR	8.21	3/31/2026	1,000,000	[f]	1,083,895
Auris Luxembourg III SA, Facility Term Loan B-1, (6 Month EURIBOR +4.00%)	EUR	7.78	2/21/2026	1,000,000	[f]	1,056,650
Auris Luxembourg III SA, Facility Term Loan B-2, (3-6 Month LIBOR +3.75%)		9.11	2/21/2026	997,396	[f]	965,978
Chrome Bidco SASU, Facility Term Loan B, (1 Month EURIBOR +3.70%)	EUR	7.33	6/1/2028	1,000,000	[f]	1,069,695

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Health Care - 9.1% (continued)
eResearchTechnology, Inc., First Lien Initial Term Loan, (1 Month TSFR +4.61%)		9.95	2/4/2027	343,717	[f]	336,842
Financiere Verdi I SASU, Facility Term Loan B, (3 Month SONIA 5D +4.50%)	GBP	9.74	4/15/2028	1,000,000	[f]	1,086,959
Gainwell Acquisition Corp., Term Loan B, (3 Month TSFR +4.10%)		9.34	10/1/2027	558,429	[f]	550,751
HomeVi, Senior Facility Term Loan B-1, (3 Month EURIBOR +3.25%)	EUR	6.96	10/31/2026	1,000,000	[f]	997,754
Inovie SASU, Senior Facility Term Loan B, (3 Month EURIBOR +4.00%)	EUR	7.60	3/3/2028	2,000,000	[f]	2,097,946
LifePoint Health, Inc., First Lien Term Loan B, (3 Month TSFR +4.01%)		9.38	11/16/2025	237,188	[f]	235,617
PetVet Care Centers LLC, First Lien Initial Term Loan, (1 Month TSFR +2.75%)		8.18	2/14/2025	161,883	[f]	160,500
Sirona BidCo SASU, Facility Term Loan B, (3 Month EURIBOR +4.00%)	EUR	7.52	12/16/2028	1,000,000	[f]	1,067,700
WCG Purchaser Corp., First Lien Initial Term Loan, (1 Month TSFR +4.11%)		9.43	1/8/2027	477,280	[f]	473,700
					11,183,987
Industrial - 1.4%
KP Germany Erste GmbH, Facility Term Loan B, (6 Month EURIBOR +4.73%)	EUR	8.67	2/9/2026	1,000,000	[f]	1,004,260
LSF12 Badger Bidco LLC, Term Loan B, (1 Month TSFR +6.00%)		6.00	7/25/2030	150,000	[f]	148,875
Powerteam Services LLC, First Lien Initial Term Loan, (3 Month TSFR +3.25%)		8.59	3/6/2025	130,000	[f]	121,672
Revere Power LLC, Term Loan B, (1 Month TSFR +4.25%)		6.58	3/29/2026	143,690	[f]	121,537
Revere Power LLC, Term Loan C, (1 Month TSFR +4.25%)		6.58	3/29/2026	12,584	[f]	10,644
VAC Germany Holding GmbH, Term Loan B, (6 Month LIBOR +4.00%)		9.73	3/8/2025	331,865	[f]	325,228
					1,732,216
Information Technology - 3.9%
Ascend Learning LLC, Initial Term Loan, (1 Month TSFR +3.60%)		8.93	12/10/2028	324,728	[f]	313,421

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Information Technology - 3.9% (continued)
CT Technologies, 2021 Reprice Term Loan, (1 Month TSFR +4.25%)		9.70	12/16/2025	168,456	[f]	159,673
Finastra USA, Inc., First Lien Dollar Term Loan, (6 Month LIBOR +3.50%)		9.23	6/13/2024	278,716	[f]	278,688
Finthrive Software Intermediate, Term Loan, (1 Month TSFR +4.11%)		9.45	12/17/2028	192,999	[f]	165,014
Fintrax International Holdings, New Facility Term Loan B-1, (6 Month EURIBOR +5.25%)	EUR	8.86	5/27/2026	598,086	[f]	637,185
Fintrax International Holdings, New Facility Term Loan B-2, (6 Month EURIBOR +5.25%)	EUR	8.86	5/27/2026	20,096	[f]	21,409
Fintrax International Holdings, New Facility Term Loan B-3, (6 Month EURIBOR +5.25%)	EUR	8.86	5/27/2026	231,101	[f]	246,208
Fintrax International Holdings, New Facility Term Loan B-4, (6 Month EURIBOR +5.25%)	EUR	8.86	5/27/2026	150,718	[f]	160,571
HS Purchaser LLC, First Lien 7th Amendment Refinancing Term Loan, (3 Month TSFR +4.00%)		9.47	11/30/2026	210,000	[f]	202,913
Hyland Software, Inc., 2021-1 Incremental Facility Term Loan, (1 Month TSFR +6.25%)		11.70	7/7/2025	120,000	[f]	119,535
Idera, Inc., First Lien Initial Term Loan, (3 Month TSFR +3.75%)		9.27	3/2/2028	258,677	[f]	256,284
Mitchell International, Second Lien Initial Term Loan, (1 Month TSFR +6.61%)		11.95	10/15/2029	158,974	[f]	144,369
Polaris Newco LLC, First Lien Dollar Term Loan, (3 Month LIBOR +4.00%)		9.54	6/4/2028	369,184	[f]	359,109
Polaris Newco LLC, Sterling Term Loan, (1 Month SONIA 5D +5.25%)	GBP	10.44	6/4/2028	982,500	[f]	1,120,952
Quest Software, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.40%)		9.77	2/1/2029	287,007	[f]	236,243
Tibco Software, Inc., Term Loan, (3 Month TSFR +4.60%)		9.84	9/30/2028	169,522	[f]	163,619
UKG, Inc., 2021 Second Lien Incremental Term Loan, (3 Month TSFR +5.35%)		10.62	5/3/2027	65,000	[f]	64,832

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Information Technology - 3.9% (continued)
West Technology Group LLC, Term Loan B-3, (1 Month TSFR +4.00%)		9.58	4/10/2027	130,000	[f]	124,781
					4,774,806
Insurance - 1.7%
Acrisure LLC, 2022 Additional Term Loan, (3 Month TSFR +5.75%)		11.12	2/15/2027	389,023	[f]	390,968
Amynta Agency Borrower, 2023 Refinancing Term Loan, (1 Month TSFR +5.10%)		10.43	2/28/2028	404,401	[f]	404,474
Asurion LLC, New Term Loan B-4, (1 Month TSFR +5.36%)		10.70	1/20/2029	414,791	[f]	365,304
Asurion LLC, Second Lien Term Loan B-3, (1 Month TSFR +5.36%)		10.70	2/3/2028	1,068,450	[f]	960,600
					2,121,346
Internet Software & Services - 1.8%
Endure Digital, Inc., Initial Term Loan, (6 Month LIBOR +3.50%)		8.79	2/10/2028	186,449	[f]	178,525
ION Trading Finance Ltd., Initial Dollar Term Loan, (3 Month TSFR +4.85%)		10.09	4/1/2028	215,600	[f]	211,624
MH Sub I LLC, 2023 May New Term Loan, (1 Month TSFR +4.25%)		9.58	5/3/2028	180,000	[f]	173,307
Proofpoint, Inc., Initial Term Loan, (1 Month TSFR +3.36%)		8.70	8/31/2028	431,065	[f]	427,472
PUG LLC, USD Term Loan B, (1 Month TSFR +3.61%)		8.95	2/13/2027	185,000	[f]	176,386
THG Operations Holdings, Facility Term Loan B, (6 Month EURIBOR +4.50%)	EUR	8.26	12/11/2026	1,000,000	[f]	1,017,934
					2,185,248
Materials - .9%
Berlin Packaging LLC, Tranche Term Loan B-5, (1 Month TSFR +3.86% & 3 Month LIBOR +3.75%)		9.24	3/11/2028	287,521	[f]	285,298
MAR Bidco Sarl, USD Facility Term Loan B, (3 Month TSFR +3.95%)		9.00	6/28/2028	178,540	[f]	171,994
Mauser Packaging Solutions Holding Co., Initial Term Loan, (1 Month TSFR +4.00%)		9.32	8/10/2026	232,764	[f]	233,217
Proampac PG Borrower LLC, 2020-1 Term Loan, (1-3 Month TSFR +3.97%)		9.29	11/3/2025	420,428	[f]	420,428
					1,110,937

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Media - .4%
DIRECTV Financing LLC, Closing Date Term Loan, (1 Month TSFR +5.00%)		10.45	8/2/2027	437,943	[f]	433,489
Metals & Mining - .1%
Arsenal AIC Parent LLC, Term Loan B, (3 Month TSFR +4.50%)		9.88	8/18/2030	76,000	[f]	76,171
Real Estate - .3%
Cushman & Wakefield US Borrower LLC, 2023-2 Refinancing Term Loan, (1 Month TSFR +4.00%)		9.33	1/31/2030	200,000	[f]	199,500
Greystar Real Estate Partners LLC, Term Loan, (1 Month TSFR +3.75%)		9.06	8/21/2030	138,889	[f]	138,889
					338,389
Retailing - .2%
New Look Corporate Ltd., Term Loan, (1 Month GBPLIBOR +0.00%)	GBP	0.00	11/9/2029	24,012	[f,i]	1,065
Staples, Inc., 2019 Refinancing New Term Loan B-1, (3 Month LIBOR +5.00%)		10.63	4/12/2026	235,064	[f]	202,283
					203,348
Semiconductors & Semiconductor Equipment - .2%
Natel Engineering Co., Inc., Initial Term Loan, (1 Month TSFR +6.36%)		11.68	4/30/2026	299,851	[f]	232,759
Technology Hardware & Equipment - 1.7%
Atlas CC Acquisition Corp., First Lien Term Loan B, (3 Month TSFR +4.51%)		9.93	5/25/2028	203,569	[f]	187,741
Atlas CC Acquisition Corp., First Lien Term Loan C, (3 Month TSFR +4.51%)		9.93	5/25/2028	41,403	[f]	38,184
Expleo Services SAS, Term Loan B, (3 Month EURIBOR +5.00%)	EUR	5.00	9/28/2027	1,000,000	[f]	1,055,073
McAfee Corp., Tranche Term Loan B-1, (1 Month TSFR +3.85%)		9.17	3/1/2029	442,962	[f]	435,763
Perforce Software, Inc., Term Loan, (1 Month TSFR +3.75%)		9.20	7/1/2026	190,000	[f]	183,481
VeriFone Systems, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.26%)		9.65	8/20/2025	258,642	[f]	240,275
					2,140,517
Telecommunication Services - 1.1%
CCI Buyer, Inc., First Lien Initial Term Loan, (3 Month TSFR +4.00%)		9.24	12/17/2027	720,949	[f]	714,489

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a,b]	Value ($)
Floating Rate Loan Interests - 42.6% (continued)
Telecommunication Services - 1.1% (continued)
Consolidated Communications, Term Loan B-1, (1 Month TSFR +3.50%)	8.95	10/2/2027	200,000	[f]	173,984
Lumen Technologies, Inc., Term Loan B, (1 Month TSFR +2.36%)	7.70	3/15/2027	263,854	[f]	173,558
Telesat LLC, Term Loan B-5, (3 Month TSFR +2.75%)	8.43	12/6/2026	250,000	[f]	180,625
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (1 Month TSFR +3.00%)	8.45	3/9/2027	190,000	[f]	152,750
				1,395,406
Transportation - .1%
Odyssey Logistics & Technology Corp., Initial Term Loan, (3 Month TSFR +4.50%)	9.92	10/12/2027	120,000	[f]	119,500
Utilities - .7%
Eastern Power LLC, Term Loan B, (1 Month TSFR +3.86%)	9.20	10/2/2025	457,330	[f]	440,859
Generation Bridge Northeast LLC, Term Loan B, (1 Month TSFR +4.25%)	9.56	8/7/2029	114,000	[f]	114,143
Hamilton Projects Acquiror, Term Loan, (1 Month TSFR +4.61%)	9.95	6/26/2027	295,000	[f]	293,003
				848,005
Total Floating Rate Loan Interests (cost $53,167,785)			52,587,246
			Shares	[b]
Common Stocks - .0%
Media - .0%
Altice USA, Inc., Cl. A (cost $38,829)			2,000	[j]	6,140
Retailing - .0%
New Look, Cl. B			611,628	[i,j]	0
Total Common Stocks (cost $38,829)			6,140

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,176,789)	5.41	3,176,789	[k] 3,176,789
Total Investments (cost $176,338,931)		136.5%	168,620,854
Liabilities, Less Cash and Receivables		(36.5%)	(45,081,710)
Net Assets		100.0%	123,539,144

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2023, these securities were valued at $102,765,307 or 83.18% of net assets.

d Payment-in-kind security and interest may be paid in additional par.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

h Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

i The fund held Level 3 securities at August 31, 2023. These securities were valued at $1,065 or .0% of net assets.

j Non-income producing security.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	29.3
Consumer, Non-cyclical	27.9
Consumer, Cyclical	16.9
Communications	14.7
Financial	12.8
Industrial	10.9
Technology	7.9
Energy	6.5
Basic Materials	3.8
Utilities	3.1
Investment Companies	2.6
136.4

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 8/31/2022	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.6%	7,602,310	107,959,117	(112,384,638)	3,176,789	167,371

† Includes reinvested dividends/distributions.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Citigroup Global Markets Inc.
United States Dollar	56,900,644	Euro	52,350,000	9/29/2023	55,662
United States Dollar	13,435,465	British Pound	10,595,000	9/29/2023	11,894
Gross Unrealized Appreciation					67,556

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	173,162,142	165,444,065
Affiliated issuers	3,176,789	3,176,789
Cash		20,206
Cash denominated in foreign currency	3,642,761	3,647,041
Dividends and interest receivable		2,399,856
Receivable for investment securities sold		1,360,250
Cash collateral held by broker—Note 4		380,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		67,556
Prepaid expenses		14,134
		176,509,897
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		129,919
Loan payable ($49,000,000 face amount, respectively, report net of unamortized debt issuance cost of $82,790)—Note 2		48,917,210
Payable for investment securities purchased		3,294,995
Distributions payable		525,026
Interest and loan fees payable—Note 2		9,845
Directors’ fees and expenses payable		3,319
Other accrued expenses		90,439
		52,970,753
Net Assets ($)		123,539,144
Composition of Net Assets ($):
Paid-in capital		146,924,958
Total distributable earnings (loss)		(23,385,814)
Net Assets ($)		123,539,144

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)	15,000,727
Net Asset Value Per Share ($)	8.24

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income ($):
Income:
Interest	14,862,209
Dividends:
Unaffiliated issuers	1,213
Affiliated issuers	167,371
Total Income	15,030,793
Expenses:
Management fee—Note 3(a)	1,389,011
Interest expense and loan fees—Note 2	3,121,223
Professional fees	156,999
Custodian fees—Note 3(b)	148,079
Registration fees	23,824
Shareholders’ reports	22,909
Directors’ fees and expenses—Note 3(c)	22,006
Shareholder servicing costs	16,071
Chief Compliance Officer fees—Note 3(b)	11,518
Miscellaneous	112,416
Total Expenses	5,024,056
Net Investment Income	10,006,737
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,934,741)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,693,548)
Net Realized Gain (Loss)	(11,628,289)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,441,671
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(107,417)
Net Change in Unrealized Appreciation (Depreciation)	15,334,254
Net Realized and Unrealized Gain (Loss) on Investments	3,705,965
Net Increase in Net Assets Resulting from Operations	13,712,702

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended August 31, 2023

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(134,042,352)
Proceeds from sales of portfolio securities	137,214,160
Net purchase (sales) of short-term securities	3,355,486
Dividends and interest income received	14,608,130
Interest and loan fees paid	(3,167,804)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(1,656,012)
Operating expenses paid	(354,502)
Net realized gain (loss) from forward foreign currency
exchange contracts transactions	(1,693,548)
Net Cash Provided (or Used) in Operating Activities		14,263,558
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(8,550,413)
Decrease in loan outstanding	(5,000,000)
Net Cash Provided (or Used) in Financing Activities		(13,550,413)
Effect of Foreign Exchange Rate Changes on Cash		(4,767)
Net Increase (Decrease) in Cash		708,378
Cash and cash denominated in foreign currency at beginning of period		3,338,869
Cash and Cash Denominated in Foreign Currency at End of Period†		4,047,247
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		13,712,702
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash
Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		22,659,890
Increase in dividends and interest receivable		(422,663)
Decrease in receivable for investment securities sold		637,645
Decrease in prepaid expenses		122
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(107,404)
Decrease in payable for investment securities purchased		(6,835,500)
Increase in interest and loan fees payable		3,744
Increase in unamortized debt issuance cost		(50,325)
Increase in Directors' fees and expenses payable		593
Decrease in other accrued expenses		(992)
Net change in unrealized (appreciation) depreciation on investments		(15,334,254)
Net Cash Provided (or Used) in Operating Activities		14,263,558

†	Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2023	2022
Operations ($):
Net investment income	10,006,737	8,220,345
Net realized gain (loss) on investments	(11,628,289)	4,393,029
Net change in unrealized appreciation (depreciation) on investments	15,334,254	(26,604,516)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,712,702	(13,991,142)
Distributions ($):
Distributions to shareholders	(8,325,403)	(8,997,622)
Capital Stock Transactions ($):
Distributions reinvested	-	194,987
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	194,987
Total Increase (Decrease) in Net Assets	5,387,299	(22,793,777)
Net Assets ($):
Beginning of Period	118,151,845	140,945,622
End of Period	123,539,144	118,151,845
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	-	20,879
Net Increase (Decrease) in Shares Outstanding	-	20,879

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended August 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	7.88	9.41	8.60	9.20	9.65
Investment Operations:
Net investment income[a]	.67	.55	.63	.63	.69
Net realized and unrealized gain (loss) on investments	.25	(1.48)	.78	(.60)	(.49)
Total from Investment Operations	.92	(.93)	1.41	.03	.20
Distributions:
Dividends from net investment income	(.56)	(.60)	(.60)	(.63)	(.58)
Dividends from net realized gain on investments	-	-	-	-	(.07)
Total Distributions	(.56)	(.60)	(.60)	(.63)	(.65)
Net asset value, end of period	8.24	7.88	9.41	8.60	9.20
Market value, end of period	7.79	7.48	9.58	8.12	9.29
Market Price Total Return (%)	12.18	(16.17)	26.24	(5.61)	9.08
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	4.29	2.87	2.42	2.69[b]	3.00
Ratio of net expenses to average net assets	4.29	2.87	2.42	2.69[b]	2.99
Ratio of interest expense and loan fees to average net assets	2.66	1.12	.76	1.05[b]	1.52
Ratio of net investment income to average net assets	8.54	6.24	6.87	7.37[b]	7.43
Portfolio Turnover Rate	78.40	60.09	85.31	85.90	54.94
Net Assets, end of period ($ x 1,000)	123,539	118,152	140,946	128,744	137,587
Average borrowings outstanding ($ x 1,000)	46,273	57,134	55,386	55,279	60,000
Weighted average number of fund shares outstanding ($ x 1,000)	15,001	14,997	14,968	14,963	14,961
Average amount of debt per share ($)	3.08	3.81	3.70	3.69	4.01

a Based on average shares outstanding.

b The ratios have been corrected due to immaterial corrections within the August 31, 2020 annual shareholder report which reflected a total expense ratio of 1.87%, a net expense ratio of 1.87%, an interest expense and loan fees ratio of .73% and a net investment income of 5.14%. The prior ratios were based on managed assets not average net assets.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund has a limited term of approximately seven years. The fund’s investment objectives are to seek high current income and to return at least $9.835 (the “Original NAV”) per share of Common Share (the public offering price per Common Share after deducting a sales load of $.165 per Common Share but before deducting offering costs of $.02 per Common Share) to holders of record of Common Shares on or about December 1, 2024 (subject to certain extensions). The objective to return at least the fund’s Original NAV is not an express or implied guarantee obligation of the fund, BNY Mellon Investment Adviser, Inc. Alcentra NY, LLC or any other entity, and an investor may receive less than the Original NAV upon termination of the fund. There is no assurance the fund will achieve either of its investment objectives and achieving its investment objectives will depend on a number of factors, including market conditions and the success of various portfolio strategies and cash flow management techniques. Based on market conditions as of the date of this report, management anticipates that the likelihood of the fund achieving its objective of returning its Original NAV upon termination of the fund has decreased substantially since the fund’s inception.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser. Prior to November 1, 2022 (the “Closing Date”), the Sub-Adviser served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement (the “Prior Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. Prior to the Closing Date, the Sub-Adviser was an indirect subsidiary of BNY Mellon and an affiliate of the Adviser.

On May 30, 2022, BNY Mellon entered into a definitive agreement to sell all of its indirect equity interest in Alcentra Group Holdings, Inc., including its subsidiary the Sub-Adviser (the “Transaction”), to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton (“Franklin Templeton”). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions. The Transaction was completed on the Closing Date.

NOTES TO FINANCIAL STATEMENTS (continued)

As a result of the Transaction, there was a “change in control” of the Sub-Adviser, which effected an assignment and automatic termination of the Prior Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Act, as of the Closing Date. Consequently, the fund’s Board of Directors (the “Board”) had approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser, with respect to the fund, and called a Special Meeting of Stockholders which was held on October 13, 2022 to seek stockholder approval of the New Sub-Advisory Agreement. At the Special Meeting of Stockholders held on October 13, 2022, stockholders of the fund approved the New Sub-Advisory Agreement.

There was no increase in the advisory fee payable by the fund to the Adviser as a consequence of the Transaction and the sub-advisory fee payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement is the same as that payable by the Adviser to the Sub-Adviser under the Prior Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially similar in material respects to the Prior Sub-Advisory Agreement and the fund’s investment strategy and management policies currently are not expected to change in connection with the implementation of the New Sub-Advisory Agreement. The fund’s Common Shares trade on the New York Stock Exchange (the “NYSE”) under the ticker symbol DCF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of

NOTES TO FINANCIAL STATEMENTS (continued)

the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	36,204,203	-	36,204,203
Corporate Bonds	-	76,646,476	-	76,646,476
Equity Securities - Common Stocks	6,140	-	0	6,140
Floating Rate Loan Interests	-	52,586,181	1,065	52,587,246
Investment Companies	3,176,789	-	-	3,176,789
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	67,556	-	67,556

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests & Equity Securities-Common Stocks ($)
Balance as of 8/31/2022†	5,579
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(4,514)
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 8/31/2023†	1,065
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 8/31/2023	(4,514)

† Securities deemed as Level 3 due to lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Interest income from investments in collateralized loan obligation (“CLO”) equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Adviser monitors the expected cash flows from its CLO equity investments and effective yield is determined and adjusted as needed.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide

Credit Risk: The fund invests primarily in credit instruments, which are subject to credit risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally expects to invest a significant portion of its Managed Assets (as defined below) in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund's net asset value.

Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven

NOTES TO FINANCIAL STATEMENTS (continued)

days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the fund’s ability to pay redemption proceeds within the allowable time periods. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

Collaterlized Debt Obligations (“CDO”) Risk: The risks of an investment in a CDO, including a Collaterlized Bank Obligation or CLO, depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CDOs may be more volatile, less liquid and more difficult to price than other types of investments.

Additional Information section within the annual report dated August 31, 2023, provides more details about the principal risk factors.

(f) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

For the purpose of pursuing its investment objective of returning at least the Original NAV, the fund intends to retain a limited portion of its net investment income continuing until the final liquidating distribution. The fund also may retain a portion of its short-term capital gains and all or a portion of its long-term capital gains. The extent to which the fund retains income or capital gains, and the cumulative amount so retained, will depend on, among other things, prevailing market conditions, portfolio turnover and reinvestment and overall performance of the credit instruments held by the fund. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the fund’s net asset value on the Termination Date in the absence of income retention. The fund anticipates that the possibility of some credit losses combined with the potential for declines in income over the term of the fund, as the duration and weighted average maturity of the portfolio shorten, will likely result in successive reductions in distributions over the approximate seven-year term of the fund. The timing and amounts of these reductions cannot be predicted. While the amounts retained would be included in the final liquidating distribution of the fund, the fund’s distribution rate over the term of the fund will be lower, and possibly significantly lower, than if the fund distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the fund’s distribution rate, the reduction of the fund’s monthly distribution rate because of the retention of income is

NOTES TO FINANCIAL STATEMENTS (continued)

expected to negatively impact the market price of the Common Shares. Any such negative effect on the market price of the Common Shares may not be offset even though the fund’s net asset value and liquidating distribution would be higher as a result of retaining income. In the event that the fund elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to Common Shareholders that the final liquidating distribution may be less than Original NAV.

On August 24, 2023, the Board declared a cash dividend of $.035 per share from undistributed net investment income, payable on September 22, 2023 to Common Shareholders of record as of the close of business on September 8, 2023. The ex-dividend date was September 7, 2023.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2023, the components of accumulated earnings on a tax basis were as follows: ordinary income $2,384,055, accumulated capital losses $15,972,734 and unrealized depreciation $9,272,109.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2023. The fund has $3,061,151 of short-term capital losses and $12,911,583 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2023 and August 31, 2022 was as follows: ordinary income $8,325,403 and $8,997,622.

During the period ended August 31, 2023, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $53,838 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Borrowings:

The fund has a $68,000,000 Revolving Credit Facility Credit Agreement with Societe Generale (the “Agreement”), which terminates on December 31, 2024 (or the prior business day, as necessary). Under the terms of the Agreement, the fund may borrow (“Loans”) on collateralized basis. The interest to be paid by the fund on such Loans is determined with reference to the principal amount of each Loan outstanding from time to time. The fund also pays additional fees pursuant to the Agreement.

During the period ended August 31, 2023, total fees pursuant to the Agreement amounted to $3,121,223 inclusive of $2,899,986 of interest expense and $221,237 of loan fees. These fees are included in Interest expense and loan fees in the Statement of Operations.

The average amount of borrowings outstanding under the Agreement during the period ended August 31, 2023 was $46,272,603 with a related weighted average annualized interest rate of 6.27%. The fund’s borrowings under the Agreement are secured by its portfolio holdings.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a Management Agreement with the Adviser, the management fee is computed at the annual rate of .85% of the value of the fund’s “Managed Assets” and is payable monthly. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

Pursuant to the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at the annual rate of .425% of the value of the fund’s average daily Managed Assets and is payable monthly.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended August 31, 2023, the fund was charged $148,079 pursuant to the custody agreement.

During the period ended August 31, 2023, the fund was charged $11,518 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $123,504, Custodian fees of $4,600 and Chief Compliance Officer fees of $1,815.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2023, amounted to $125,024,718 and $137,199,672, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2023, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into

NOTES TO FINANCIAL STATEMENTS (continued)

International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2023 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2023 are set forth in the Statement of Investments.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At August 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	67,556	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	67,556	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	67,556	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup Global Markets Inc.	67,556		-	(67,556)		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the average market value of derivatives outstanding during the period ended August 31, 2023:

Average Market Value ($)
Forward contracts	66,521,952

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2023, the cost of investments for federal income tax purposes was $177,898,120; accordingly, accumulated net unrealized depreciation on investments was $9,277,266, consisting of $3,000,396 gross unrealized appreciation and $12,277,662 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the Fund), including the statement of investments, as of August 31, 2023, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with custodian, agent banks and brokers or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 23, 2023

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund has a dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each holder of Common Shares who participates in the Plan will have all distributions of dividends and capital gains (“Dividends”) automatically reinvested in additional Common Shares by Computershare Trust Company, N.A. as agent (the “Plan Agent”). Shareholders who elect not to participate in the plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the fund’s shareholders in administering the Plan. After the fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants.

A. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the Dividend payment date, the fund’s net asset value per Common Share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued Common Shares of the fund if, on the Dividend payment date, the market price per Common Share plus estimated brokerage commissions equals or exceeds the net asset value per Common Share of the fund on that date. The number of Common Shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the Dividend payment date.

B. If the market price per Common Share is less than the net asset value per Common Share on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-Dividend date for the Common Shares, but in no event more than 30 days after the Dividend payment date (as the case may be, the “Purchase Period”), to invest the Dividend amount in Common Shares acquired in open market purchases. If, at the close of business on any day during the Purchase Period on which the fund’s net asset value is calculated, the fund’s net asset value on the Dividend payment date equals or is less than the market price per Common Share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance by the fund of new Common Shares at the price set forth in paragraph A above.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $2.50 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 1-800-522-6645.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The fund’s investment objectives are to seek high current income and to return at least $9.835 per Common Share (the public offering price per Common Share (as defined below) after deducting a sales load of $0.165 per Common Share but before deducting offering costs of $0.02 per Common Share (“Original NAV”)) to holders of record of shares of the Fund’s common stock (“Common Shares”) on or about the December 1, 2024 (subject to certain extensions, the “Termination Date”). The objective to return at least the fund’s Original NAV is not an express or implied guarantee obligation of the fund, the Adviser, the Sub-Adviser or any other entity, and an investor may receive less than the Original NAV upon termination of the fund.

The fund will attempt to strike a balance between its investment objectives, seeking to provide as high a level of current income as is consistent with the fund’s Credit Strategies (as defined herein), the declining average maturity of its portfolio and its objective of returning at least the Original NAV on or about the Termination Date. However, as the fund approaches the Termination Date, its monthly distributions are likely to decline, and there can be no assurance that the fund will achieve either of its investment objectives or that the fund’s investment strategies will be successful.

There is no assurance the fund will achieve either of its investment objectives. The fund’s investment objectives are fundamental and may not be changed without prior approval of the fund’s shareholders.

Principal Investment Strategies. Under normal market conditions, the fund invests at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations,

ADDITIONAL INFORMATION (Unaudited) (continued)

structured notes and credit-linked notes. To the extent that the fund invests in derivative instruments with economic characteristics similar to those credit instruments, the value of such investments will be included for purposes of the fund’s 80% investment policy.

The fund may invest in credit instruments of any credit quality, including credit instruments that, at the time of investment, are rated below investment grade (i.e., below BBB- or Baa3) by one or more of the nationally recognized statistical rating organizations (“NRSROs”) that rate such instruments, or, if unrated, determined to be of comparable quality by the Sub-Adviser. Instruments of below investment grade quality, commonly referred to as “junk” or “high yield” instruments, are regarded as having predominantly speculative characteristics with respect to an obligor’s capacity to pay interest and repay principal and are more susceptible to default or decline in market value due to adverse economic and business developments than higher quality instruments. The fund may invest in credit instruments that, at the time of investment, are distressed or defaulted, or illiquid, unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or subject to contractual restrictions on their resale. The fund also may invest in investment grade credit instruments.

The fund may invest in credit instruments of any maturity or duration. “Expected maturity” means the time of expected return of the majority of the instrument’s principal and/or the time when a reasonable investor would expect to have the majority of the principal returned. The expected maturity of some credit instruments may be the same as the stated maturity. Certain credit instruments may have mandatory call features, prepayment features or features obligating the issuer or another party to repurchase or redeem the instrument at dates that are earlier than the instruments’ respective stated maturity dates. For these credit instruments, expected maturity is likely to be earlier than the stated maturity.

The fund focuses its investments in credit instruments of U.S. and European companies, although as a global fund, the fund may invest in companies located anywhere in the world. Under normal circumstances, the fund invests in at least three countries, which may include the United States. The fund’s investments in European companies are generally anticipated to be in companies in Northern and Western European countries, including the United Kingdom, Ireland, France, Germany, Austria and Switzerland, as well as the Benelux countries (Belgium, the Netherlands and Luxembourg) and the Scandinavian countries (Sweden, Denmark, Norway and Finland). Other European countries in which the fund may seek to invest include, but are not limited, to Spain, Italy, Greece and Portugal. The fund also may invest in other developed countries, including Canada. The fund will not invest more than 25% of its Managed Assets in securities of issuers located in any single country outside the United States. Moreover, the fund will not invest more than 25% of its Managed Assets in companies located in emerging market countries. The fund expects that, under current market conditions, it will seek to hedge substantially all of its exposure to foreign currencies against the value of the U.S. dollar (i.e., up to 100% of its Managed Assets in the event the fund holds no U.S. dollar-denominated investments).

The fund generally does not intend to invest, at the time of purchase, more than 5% of its Managed Assets in any one issuer (except securities issued by the U.S. Government and its agencies and instrumentalities). In addition, the fund will not invest more than 25% of its Managed Assets in issuers in any one particular industry.

The fund may use, to a limited extent, derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. Although the fund is not limited in the types of derivatives it can use, the fund currently expects that its use of derivatives will consist principally of credit default swaps and foreign currency forward and futures contracts. The fund will not invest more than 10% of its net assets in derivatives, except that such limitation will not apply to derivatives used as part of a hedging strategy. The fund’s use of derivatives will be limited by the Act.

The fund may employ leverage to enhance its potential for achieving its investment objectives. The fund currently intends to utilized leverage in an amount equal to 30% of the fund’s total assets, but may borrow up to the limits imposed by the Act (i.e., for every dollar of indebtedness from Borrowings, the fund is required to have at least three dollars of total assets, including the proceeds from Borrowings) principally through Borrowings from certain financial institutions.

In seeking to return at least the Original NAV on or about the Termination Date, the fund utilizes various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining capital gains. The average maturity of the fund’s holdings is generally expected to shorten as the fund approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce returns and net income amounts available for distribution to holders of the fund’s Common Shares (“Common Shareholders”). During any wind-down period, the fund’s portfolio composition will depend on then-current market conditions and the availability of the types of securities in which the fund may invest. Accordingly, the fund’s portfolio composition during that period cannot currently be estimated, nor can the fund precisely predict how its portfolio composition may change as the fund’s Termination Date approaches. There can be no assurance that the fund’s strategies will be successful.

Credit Strategies

The Sub-Adviser constructs the fund’s investment portfolio by allocating the fund’s assets to credit instruments and related investments in the following credit strategies: (i) Senior Secured Loans and Other Loans; (ii) Corporate Debt; (iii) Special Situations; and (iv) Structured Credit (collectively, the “Credit Strategies”). The Sub-Adviser has considerable latitude in allocating the fund’s Managed Assets and the composition of the fund’s investment portfolio will vary over time, based on the allocation to the Credit Strategies and the fund’s exposure to different types of credit instruments. Under normal market conditions, the Sub-Adviser generally allocates the fund’s Managed Assets as follows:

● at least 25% in the Senior Secured Loans and Other Loans Strategy;

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● at least 25% in the Corporate Debt Strategy;

● no more than 15% in the Special Situations Strategy; and

● no more than 30% in both the Special Situations Strategy and the Structured Credit Strategy.

Allocations among the Credit Strategies will vary over time, perhaps significantly, and the fund may not be invested in all of the Credit Strategies at all times and may maintain zero exposure to a particular Credit Strategy or type of credit instrument.

The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The fund’s primary portfolio managers set target allocations for each Credit Strategy, which may be modified at any time. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. At least quarterly, the fund’s primary portfolio managers review the percentage allocations to each Credit Strategy and rebalance the fund’s portfolio and/or modify the target allocations as they deem necessary or appropriate in light of economic and market conditions, available investment opportunities and the relative returns and risks then represented by each type of security.

Senior Secured Loans and Other Loans Strategy. The Senior Secured Loans and Other Loans Strategy seeks to generate high current income by investing in the secured debt of borrowers in the higher credit quality categories of the below investment grade corporate debt market. As part of this strategy, the fund may invest in first lien secured floating rate loans (“Senior Secured Loans”), which typically are syndicated. Senior Secured Loans are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. The fund also may purchase participations and assignments in, and commitments to purchase, Senior Secured Loans. Investments in Senior Secured Loans may provide more favorable exposure to the below investment grade corporate debt market due to their senior position in an issuer’s capital structure, which promotes lower price volatility and higher recoveries in the event of default. Senior Secured Loans also may provide additional protection through financial covenants and access to private management accounting information from the borrower. There also is a more established market for syndicated Senior Secured Loans, which, under normal market conditions, may facilitate a more liquid trading environment.

As part of this Credit Strategy, the fund also may invest in second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans (“Subordinated Loans”). Subordinated Loans sit below the senior secured debt in a company’s capital structure, but have priority over the company’s bonds and equity securities. The fund, from time to time, also may seek to participate in the upside gain of a business through the exercise of warrants or other equity securities acquired in connection with its investment in a Subordinated Loan.

Corporate Debt Strategy. The Corporate Debt Strategy seeks to generate high current income by capturing the higher yields offered by below investment grade corporate credit instruments while managing the fund’s exposure to interest rate movements. As part of this strategy, the fund may invest in corporate debt obligations including corporate bonds, debentures, notes, commercial paper and other similar instruments, such as certain convertible securities (“Corporate Debt”). The Sub-Adviser expects that most of the Corporate Debt the fund invests in will be rated below investment grade. The fixed rate Corporate Debt in which the fund invests typically will be unsecured, while the floating rate Corporate Debt in which the fund invests typically will be secured.

Special Situations Strategy. The Special Situations Strategy seeks to generate attractive total return driven by income and capital appreciation by investing in specialized credit opportunities in the below investment grade debt markets, on both a long-term and short-term basis. As part of this strategy, the fund may invest in loans and other credit instruments related to companies engaged in extraordinary transactions, such as mergers and acquisitions, litigation, rights offerings, liquidations outside of bankruptcy, covenant defaults, refinancings, recapitalizations and other special situations (collectively, “Special Situations Investments”). The Sub-Adviser intends to focus the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. The Sub-Adviser seeks opportunistic investment opportunities where it believes that the return potential exceeds the downside risk. Consequently, the fund’s Special Situations Investments will focus on loans and other secured credit instruments over equity securities, as those credit instruments provide a claim on an issuer’s assets. As part of this strategy, however, the fund may acquire equity securities incidental to the purchase or ownership of Special Situations Investments.

Structured Credit Strategy. The Structured Credit Strategy seeks to generate income with the potential for capital appreciation by investing predominately in the mezzanine (i.e., rated below the senior tranches but above the most junior tranches) tranches and most junior tranches of CLOs backed by Senior Secured Loans. When analyzing the value and suitability of CLO tranches, the Sub-Adviser assesses collateral composition, subordination levels and cash flow levels. The underlying portfolio is reviewed by the Sub-Adviser, which looks at, among other things: downgrade and default risk for individual credits; recovery rate expectations and the amount of second lien and mezzanine exposure in the portfolio; and the pricing on the underlying portfolio.

In addition to investing in CLOs and other collateralized debt obligations (“CDOs”) backed by Senior Secured Loans, the fund also may invest in structured notes and credit-linked notes that provide exposure to Senior Secured Loans, as well as investments in asset-backed securities, including mortgage-backed securities. These instruments collectively are referred to as “Structured Credit Investments.” The Sub-Adviser believes attractive returns in Structured Credit Investments can be achieved

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through a combination of current income and price appreciation due to the discounted valuations of many of these investments.

Non-Principal Investment Strategies. Although not a principal investment strategy, the fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: (i) equity securities of issuers that are related to the fund’s investments in credit instruments, such as common stock, preferred stock and convertible securities (including warrants or other rights to acquire common or preferred stock); (ii) U.S. and foreign government securities; and (iii) short-term fixed income securities and money market instruments.

During temporary defensive periods or in order to keep the fund’s cash fully invested, including during the wind-down period of the fund, the fund may deviate from its investment objectives and policies. During such periods, the fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term fixed income and other securities. Accordingly, during such periods, the fund may not achieve its investment objectives.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund’s Common Shares may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objectives. Different risks may be more significant at different times depending on market conditions. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions.

General Risks of Investing in the Fund

Risk of Market Price Discount From Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund’s net asset value may decrease.

Whether Common Shareholders will realize a gain or loss upon the sale of the Common Shares will depend upon whether the market value of those Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs, for the Common Shares and is not directly dependent upon the fund’s net asset value. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the Common Shares in the market, general market conditions and other factors beyond the control of the fund, the fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for such Common Shares.

Management and Allocation Risk. The fund’s primary portfolio managers make all determinations regarding allocations and reallocations of the fund’s Managed Assets to each Credit Strategy. The percentage allocations among Credit Strategies may, from time to time, be out of balance with the target allocations set by the fund’s primary portfolio managers due to various factors, such as varying investment performance among Credit Strategies, illiquidity of certain portfolio investments or a change in the target allocations. Any rebalancing of the fund’s portfolio, whether pursuant to a fixed percentage allocation or otherwise, may have an adverse effect on the performance of the fund and may be subject to certain additional limits and constraints. There can be no assurance that the decisions of the fund’s primary portfolio managers with respect to the allocation and reallocation of the fund’s Managed Assets among the Credit Strategies, or that an investment within a particular Credit Strategy, will be successful.

Seven-Year Term Risk. It is anticipated that the fund will terminate on or about December 1, 2024, subject to certain extensions described herein. As the assets of the fund will be liquidated in connection with its termination, the fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money. During any wind-down period, the fund may deviate from its 80% investment policy and its Credit Strategy allocations and may not achieve its investment objectives. In addition, the Board of Directors may choose to adopt a plan of termination prior to the Termination Date upon written notice to all shareholders of the fund.

As the fund approaches its Termination Date, the portfolio composition of the fund will change as more of the fund’s investments mature or are called or sold, which may cause the fund’s returns to decrease. The fund may also shift its portfolio composition to securities the Sub-Adviser believes will provide adequate liquidity upon termination of the fund, which may also cause the fund’s returns to decrease. In addition, rather than reinvesting the proceeds of its matured, called or sold credit investments, the fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the fund.

The Board of Directors may choose to commence the liquidation and termination of the fund prior to the Termination Date, which would cause the fund to miss any market appreciation that occurs after the termination is implemented. Conversely, the Board of Directors may decide against early termination, after which decision, market conditions may deteriorate and the fund may experience losses. Upon its termination, it is anticipated that the fund will have distributed substantially all of its net assets to Common Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The fund cannot predict the amount of securities that will be required to be placed in a liquidating trust.

ADDITIONAL INFORMATION (Unaudited) (continued)

Investment and Market Risk. An investment in the fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the credit instruments and other investments and assets owned by the fund. The value of the fund’s portfolio investments may move up or down, sometimes rapidly and unpredictably. The value of the instruments in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel and imposing prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund has significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Tax Risk. Certain of the fund’s investments will require the fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the fund invests in loans and other debt obligations that will be treated as having “market discount” and/or original issue discount for U.S. federal income tax purposes. Because the fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the fund may have difficulty satisfying the annual distribution requirements applicable to regulated investment companies and avoiding fund-level U.S. federal income and/or excise taxes. Accordingly, the fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the fund liquidates assets to raise cash, the fund may realize gain or loss on such liquidations; in the event the fund realizes net capital gains from such liquidation transactions, its shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

Risks of Investing in Credit Instruments

Issuer Risk. The market value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services. The market value of a credit instrument also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Credit Risk. Credit risk is the risk that one or more credit instruments in the fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a credit instrument is affected by the creditworthiness or perceived creditworthiness of the issuer and by general economic and specific industry conditions and the fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the fund generally invests a significant portion of its Managed Assets in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of below investment grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of investment grade instruments, which may reduce the fund’s net asset value.

Interest Rate Risk. Prices of fixed rate credit instruments tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect these instruments and, accordingly, will cause the value of the fund’s investments in these securities to decline. Interest rates in the United States have been rising and may continue to increase in the near future. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the United States, the fund may be subject to a greater risk of principal decline from rising interest rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

Unlike investment grade instruments, however, the prices of high yield (“junk”) instruments may fluctuate unpredictably and not necessarily inversely with changes in interest rates. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the fund’s income and distributions to

ADDITIONAL INFORMATION (Unaudited) (continued)

Common Shareholders. This is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed rate credit instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the fund’s portfolio will decline if and when the fund invests the proceeds from matured, traded or called credit instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share price or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the costs associated with the fund’s use of leverage through Borrowings would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the fund’s portfolio.

Below Investment Grade Instruments Risk

The fund may invest all of its assets in below investment grade instruments. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the Common Shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, Common Shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the fund as a holder of such distressed securities may not be clear.

Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objectives depends more on the Sub-Adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Sub-Adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

ADDITIONAL INFORMATION (Unaudited) (continued)

Distressed or Defaulted Issuers. The fund may invest up to 15% of its Managed Assets in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s Investors Service, Inc., or CCC+ or lower by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, are considered by the Sub-Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.

Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Sub-Adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Senior Secured Loans Risk

The Senior Secured Loans in which the fund invests typically will be below investment grade quality. Although, in contrast to other below investment grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below investment grade instruments. Additionally, if a borrower under a Senior Secured Loan defaults, becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all.

Although the Senior Secured Loans in which the fund invests will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal.

In the event of the bankruptcy or insolvency of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Secured Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Secured Loan do not require the borrower to pledge additional collateral, the fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Secured Loan. To the extent that a Senior Secured Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Senior Secured Loans that are under-collateralized involve a greater risk of loss. Some Senior Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate a Senior Secured Loan to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the fund. Such court action could, under certain circumstances, include invalidation of a Senior Secured Loan.

In general, the secondary trading market for Senior Secured Loans is not fully-developed. No active trading market may exist for certain Senior Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Furthermore, Senior Secured Loans may not be considered securities, and purchasers, such as the fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Senior Secured Loans, the availability of Senior Secured Loans for investment by the fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser or the Sub-Adviser, do not represent fair value. If the

ADDITIONAL INFORMATION (Unaudited) (continued)

fund attempts to sell a Senior Secured Loan at a time when a financial institution is engaging in such a sale, the price the fund could obtain for the Senior Secured Loan may be adversely affected.

Loan Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market. Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. As a result, the fund is subject to the risk that when a loan is sold in the market, the amount received by the fund may be less than the value that such instrument is carried at on the fund’s books immediately prior to the sale.

Participations and Assignments Risk. A participation interest gives the fund an undivided interest in a loan in the proportion that the fund’s participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a Senior Secured Loan is acquired through a participation, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation. The fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the borrower. Moreover, under the terms of a participation interest the fund may be regarded as a creditor of another lender or co-participant (rather than of the borrower), so that the fund may also be subject to the risk that such party may become insolvent. Similar risks may arise with respect to the agent for a Senior Secured Loan if, for example, assets held by the agent for the benefit of the fund were determined by the appropriate regulatory authority or court to be subject to the claims of the agent’s creditors. Further, in the event of the bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the agent or intermediate participant.

The fund also may have difficulty disposing of participation interests and assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund’s ability to dispose of particular participation interests or assignments when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for participation interests and assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund’s portfolio.

Covenant-Lite Loan Risk. The fund may invest in “covenant-lite” loans. Certain financial institutions may define “covenant-lite” loans differently. Covenant-lite loans may have tranches that contain fewer or no restrictive covenants. The tranche of the covenant-lite loan that has fewer restrictions typically does not include the legal clauses which allow an investor to proactively enforce financial tests or prevent or restrict undesired actions taken by the company or sponsor. Covenant-lite loans also generally give the borrower/issuer more flexibility if they have met certain loan terms and provide fewer investor protections if certain criteria are breached. The fund may experience relatively greater realized or unrealized losses or delays in enforcing its rights on its holdings of certain covenant-lite loans than its holdings of loans with the usual covenants. In the event of a breach of a covenant in non-covenant-lite loans, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to pay or lenders may be in a position to obtain concessions from the borrower in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant-lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the Sub-Adviser is normally able to take appropriate actions without the help of covenants in the loans. Covenant-lite corporate loans, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

Subordinated Loans Risk. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders (e.g., holders of Senior Secured Loans) in the event of the liquidation or bankruptcy of the issuer. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There also is a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

Corporate Debt Risk

The market value of Corporate Debt generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term Corporate Debt is generally more sensitive to changes in interest rates than is the market value of shorter term Corporate Debt. The market value of Corporate Debt also may be affected by factors directly related to the issuer, such as investors’ perceptions of the

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creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of Corporate Debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument. Corporate Debt rated below investment grade quality is often high risk and has speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Special Situations Investments Risk

The Sub-Adviser focuses the fund’s Special Situations Investments in companies that have experienced, or are currently experiencing, financial difficulties as a result of deteriorating operations, changes in macro-economic conditions, changes in governmental monetary or fiscal policies, adverse legal judgments, or other events which may adversely impact their credit standing. These investments are subject to many of the risks discussed elsewhere herein, including risks associated with investing in high yield fixed income securities. Special Situations Investments generally will be treated as illiquid securities by the fund.

From time to time, the Sub-Adviser may take control positions, sit on creditors’ committees or otherwise take an active role in seeking to influence the management of the issuers of Special Situations Investments, in which case the fund may be subject to increased litigation risk resulting from its actions and it may obtain inside information that may restrict its ability to dispose of Special Situations Investments.

Structured Credit Investments Risk

Holders of Structured Credit Investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Credit Investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Credit Investments generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Credit Investment uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the Structured Credit Investments owned by the fund.

CDOs may be thinly traded or have a limited trading market. CDOs, such as CLOs, are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments discussed herein, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO or CDO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit-linked notes, which are used to transfer credit risk, are typically privately offered and sold. Certain credit-linked notes also may be thinly traded or have a limited trading market. As a result, investments in credit-linked notes may be characterized by the fund as illiquid securities. The performance of the notes is linked to the performance of an underlying reference entity. The main risk of credit-linked notes is the risk of the reference entity experiencing a credit event that triggers a contingent payment obligation by the special purpose vehicle (“SPV”) that sold the credit protection. Should such an event occur, the SPV would have to pay the transaction sponsor and payments to the note holders would be subordinated.

Asset-backed securities are a form of derivative instrument. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk

The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. The interest payments deferred on a PIK security are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the instrument. In addition, the interest rates on PIK securities are higher to reflect the time value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The deferral of interest on a PIK loan increases its loan to value ratio, which is a measure of the riskiness of a loan. An election to defer PIK interest payments by

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adding them to principal increases the fund’s Managed Assets and, thus, increases future investment management fees to the Adviser (and, indirectly, the Sub-Adviser). PIK securities also may have unreliable valuations because the accruals require judgments by the Sub-Adviser about ultimate collectability of the deferred payments and the value of the associated collateral. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

LIBOR Risk

Many credit instruments, derivatives and other financial instruments, including those in which the fund may invest, utilized LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR tenors, including some USD LIBOR tenors, on December 31, 2021, and ceased publishing the remaining and most liquid USD LIBOR tenors on June 30, 2023. The Financial Conduct Authority has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month USD LIBOR settings after June 30, 2023 through at least September 30, 2024. Various financial industry groups around the world have been planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate as an alternative reference rate to USD LIBOR. While the transition away from LIBOR became increasingly well-defined in advance of the anticipated discontinuation of LIBOR, the impact on certain debt securities, derivatives and other financial instruments has not been determined and may remain uncertain for some time. Many market participants have transitioned to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date or have otherwise amended certain legacy instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events. However, neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. While some instruments tied to LIBOR may include a replacement rate to LIBOR, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The transition process may lead to increased volatility and illiquidity in markets that relied on the LIBOR to determine interest rates. The cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering into new trades.

Foreign Investments Risk

Investing in foreign instruments involve certain risks not involved in domestic investments. Foreign securities markets generally are not as developed or efficient as those in the United States. There may be a lack of comprehensive information regarding foreign issuers, and their securities are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The risks of investing in foreign securities also include restrictions that may make it difficult for the fund to obtain or enforce judgments in foreign courts. These risks also include certain national policies that may restrict the fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests and/or limitations on the total amount or type of position in any single issuer.

Certain foreign countries may impose restrictions on the ability of issuers within those countries to make payments of principal and interest to investors located outside the country. In addition, the fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the fund to lose money on its investments in non-U.S. instruments. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Some foreign instruments may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidences of ownership of such instruments usually are held outside the United States, the fund will be subject to additional risks if it invests in non-U.S. instruments, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign instruments to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign instruments may trade on days when the Common Shares are not priced.

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the fund may have limited legal recourse in the event of a default.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity

ADDITIONAL INFORMATION (Unaudited) (continued)

and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio investments in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the fund, the Adviser, the Sub-Adviser and their affiliates and their respective clients and other service providers. The fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

European Investments Risk

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Decreasing imports or exports, changes in governmental or European Union (“EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

The risk of investing in Europe may be heightened due to the withdrawal of the United Kingdom from membership in the EU (known as “Brexit”). Although the effects of Brexit are unknown at this time, Brexit may result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the fund’s assets are subject. These and other geopolitical developments could have a negative impact on both the United Kingdom’s economy and the economies of the other countries in Europe, as well as greater volatility in the global financial and currency markets. The effect on the economies of the United Kingdom and the EU likely will depend on the nature of trade relations between the United Kingdom and the EU and the other major economies. These events could negatively affect the value and liquidity of all of the fund’s investments, not only the fund’s investments in securities of issuers located in Europe.

Foreign Currency Transactions Risk

As the fund invests in securities that trade in, and receives revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions intended to protect the fund from decline in the value of non-U.S. currencies, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the fund’s investments in foreign currency denominated securities may reduce the returns of the fund. While the fund generally seeks to hedge substantially all of its non-U.S. dollar-denominated securities into U.S. dollars, hedging may not alleviate all currency risks. Furthermore, the issuers in which the fund invests may be subject to risks relating to changes in currency rates, as described above. If a company in which the fund invests suffers such adverse consequences as a result of such changes, the fund may also be adversely affected as a result.

Continuing uncertainty as to the status of the euro and the EU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the fund’s portfolio investments. If one or more EU countries were to stop using the euro as its primary currency, the fund’s investments in such countries, if any, may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, instruments or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros.

Principal Risks of the Use of Derivatives

The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund

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invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Credit Derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected.

Swap Agreements. The fund may enter into swap transactions, including credit default and total return swap agreements. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the fund is contractually entitled to receive. The fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the fund’s repurchase agreement guidelines). In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives by the fund and is effective as of August 18, 2022. The rule defines “derivatives transactions” as (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument (“derivatives instrument”), under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) investment in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, unless (a) the fund intends to physically settle the transaction and (b) the transaction will settle within 35 days of its trade date; (iii) any short sale borrowing; and (iv) any reverse repurchase agreement or similar financing transactions if a fund relies on Rule 18f-4(d)(1)(ii) and therefore is required to treat its reverse repurchase agreements and similar financing transactions as derivatives transactions. Funds that use derivatives, other than “limited” derivatives users, must comply with one of two value-at-risk (“VaR”) based limits on fund leverage: (1) a default test based on relative VaR (L e., 200% of the VaR of the fund’s designated reference portfolio, which either may be an index that meets certain requirements, or the fund’s own securities portfolio (excluding derivatives transactions); or (2) if applicable, an exception to the default test based on absolute VaR (L e. , 20% of the value of the fund’s net assets). The rule also requires funds that use derivatives, other than “limited” derivatives users, to adopt and

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implement a written derivatives risk management program (a “DRM Program”) administered by a board-approved derivatives risk manager (a “DRM”). The DRM Program must include the following elements: (1) the identification and assessment of derivatives risks; (2) the establishment, maintenance, and enforcement of investment, risk management or related guidelines that provide for quantitative or otherwise measurable criteria, metrics or thresholds related to the derivatives risks; (3) stress testing of the derivatives risks; (4) backtesting of the VaR calculation model; (5) internal reporting and escalation of certain matters to the fund’s portfolio management team and board; and (6) periodic review by the DRM. A fund that is a “limited” derivatives user is not required to adopt a DRM Program or otherwise comply with a VaR test if it adopts and implements policies and procedures reasonably designed to manage the fund’s derivatives risks. A fund will qualify as a “limited” derivatives user if its derivative exposure does not exceed 10% of its net assets, excluding derivatives transactions used to hedge certain currency and interest rate risks. The rule defines the term “derivatives exposure” to mean the sum of: (1) the gross notional amounts of a fund’s derivatives transactions and (2) in the case of short sale borrowings, the value of any asset sold short. Derivatives instruments that do not involve future payment obligations—and therefore are not a “derivatives transaction” under the rule—are not included in a fund’s derivatives exposure.

The fund has been deemed to be “limited” derivatives users and has adopted and implemented policies and procedures reasonably designed to manage the fund’s derivatives risks, including counterparty risk, leverage risk, liquidity risk, market risk, operational risk, and legal risk.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other credit instruments in which the fund may invest to trade. Some credit instruments trade in an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of credit instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the fund. As a result, the fund may be subject to the risk that when a credit instrument is sold in the market, the amount received by the fund is less than the value that such credit instrument is carried at on the fund’s books.

In addition, certain of the fund’s investments will need to be fair valued in accordance with valuation procedures approved by the Board of Directors. Those portfolio valuations may be based on unobservable inputs and certain assumptions about how market participants would price the instrument. As a result, there will be uncertainty as to the value of certain of the fund’s investments. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. The net asset value of the fund, as determined based, in part, on the fair value of those investments, may vary from the amount the fund would realize upon the sale of such investments.

Furthermore, the fund may use the services of one or more independent valuation firms to aid it in determining the fair value of certain investments. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realize upon the disposal of such investments.

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portolfio investments, subject to the Board’s oversight.

Liquidity Risk

In addition to the various other risks associated with investing in credit instruments, to the extent those instruments are determined to be illiquid or restricted securities, they may be difficult to dispose of at a fair price at the times when the fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the fund’s assets in illiquid and restricted securities may restrict the fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. In either case, the fund would bear market risks during the restricted period.

Leverage Risk

The fund’s use of leverage could create the opportunity for a higher return for Common Shareholders, but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used.

Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, derivative transactions can involve leverage or

ADDITIONAL INFORMATION (Unaudited) (continued)

the potential for leverage because they enable the fund to magnify the fund’s exposure beyond its investment.

Leverage involves risks and special considerations compared to a comparable portfolio without leverage including: (i) the likelihood of greater volatility of the fund’s net asset value; (ii) the risk that fluctuations in interest rates on Borrowings will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the fund were not leveraged; (iv) when the fund uses leverage, the investment management fees payable to the Adviser (and, indirectly, the Sub-Adviser) will be higher than if the fund did not use leverage, and may provide a financial incentive to the Adviser and the Sub-Adviser to increase the fund’s use of leverage and create an inherent conflict of interest; and (v) leverage may increase expenses, which may reduce total return.

The fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

Cybersecurity Risk

The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Recent Changes

The following information in this annual report is a summary of certain changes since August 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the fund.

During the period ended August 31, 2023, except as noted above, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by stockholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by stockholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

PROXY RESULTS (Unaudited)

The fund’s stockholders voted on the following proposal presented at the annual stockholders’ meeting held on June 14, 2023.

	Shares
	For	Authority Withheld
To elect three Class I Directors: †
Andrew J. Donohue	12,570,380	686,738
Roslyn M. Watson	12,586,280	670,838
Benaree Pratt Wiley	12,584,296	672,822

† The terms of these Class I Directors expire in 2026.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6-7, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together, with the Management Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end loan participation funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end loan participation funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis and market price basis, was below the Performance Group and the Performance Universe medians for all periods, except the four-year period when the fund’s total return performance was above the Performance Group and the Performance Universe medians. The Board also considered that the fund’s yield performance, on a net asset value basis and market price basis, was above the Performance Group median for each of the five one-year periods and above the Performance Universe median for four of the five one-year periods ended December 31st. The Board discussed with representatives of the Adviser and the Sub-Adviser the reason for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that, based on common assets alone and based on common and leveraged assets together, the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and slightly higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the contractual management fee paid by the one fund advised by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

INFORMATION ABOUT THE RENEWAL AND APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board was generally satisfied with the fund’s long-term performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (2017)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2017)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Andrew J. Donohue (73)

Board Member (2019)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (77)

Board Member (2017)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

• Gulf Related, an international real estate development company, Managing Partner (2010-December 2020)

No. of Portfolios for which Board Member Serves: 18

———————

Bradley Skapyak (64)

Board Member (2021)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of BNY Mellon Securities Corporation (the “Distributor”) (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Roslyn M. Watson (73)

Board Member (2017)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2017)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 57

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since July 2017.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since July 2017 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since July 2017.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since July 2017.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since July 2017.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2017.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2017.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since July 2017.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

OFFICERS AND DIRECTORS
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Independent Board Members:	Assistant Treasurers (continued)
Joseph S. DiMartino, Chairman	Robert Salviolo
Francine J. Bovich	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Kenneth A. Himmel	Joseph W. Connolly
Bradley Skapyak	Portfolio Managers
Roslyn M. Watson	Chris Barris
Benaree Pratt Wiley	Brandon Chao
Kevin Cronk
Officers
President	Adviser
David DiPetrillo	BNY Mellon Investment Adviser, Inc.
Chief Legal Officer	Sub-Adviser
Peter M. Sullivan	Alcentra NY, LLC
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Deirdre Cunnane	Proskauer Rose LLP
Sarah S. Kelleher	Transfer Agent, Registar and
Jeff Prusnofsky	Dividend Disbursing Agent
Amanda Quinn	Computershare Inc.
Joanne Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DCF
Treasurer	Initial SEC Effective Date
James Windels	10/27/17
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

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For More Information

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Alcentra NY, LLC

9 West 57th Street,

Suite 4920

New York, NY 10019

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DCF

For more information about the fund, visit https://im.bnymellon.com/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0822AR0823

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the SEC. Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,860 in 2022 and $66,200 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,300 in 2022 and $6,500 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2022 and $0 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2022 and $0 in 2023.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the Auditor's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the Auditor's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,945,912 in 2022 and $4,074,591 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. From September 1, 2022 to February 16, 2023, the Registrant's audit committee consisted of the following members: Joseph S. DiMartino, Francine J. Bovich, Andrew J. Donohue, Kenneth A. Himmel, Roslyn M. Watson and Benaree Pratt Wiley. Effective February 16, 2023, Bradley J. Skapyak became a member of the Registrant's Audit Committee, in addition to the members noted above.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

Due to the nature of the investments held in connection with the Registrant's investment strategy, the Registrant does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Alcentra will seek to make voting decisions that are consistent with its proxy voting policy and procedures. The Registrant does not currently participate in a securities lending program.

The Registrant's Board of Directors has adopted the following procedures with respect to proxy voting by the Registrant.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Registrant's portfolio to the Registrant's sub-investment adviser, Alcentra NY, LLC ("Alcentra"), as described below. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") serves as the Registrant's investment adviser.

In addition, the Board has adopted Alcentra's proxy voting procedures pursuant to which proxies of companies held in the Registrant's portfolio will be voted.

Proxy Voting Operations

The Registrant has engaged Institutional Shareholder Services Inc. ("ISS") as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Registrant owns shares of another registered investment company (an "Acquired Fund"), the Registrant may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

The Registrant may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the Registrant. In certain circumstances, BNYM Investment Adviser may seek to recall a security on loan before a record date in order to cast a vote (for example, if Alcentra determines, based on the information available at the time, that there is a material proxy event that could affect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Registrant). However, BNYM Investment Adviser anticipates that, in most cases, the potential income the Registrant may derive from a loaned security would outweigh the benefit the Registrant could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYM Investment Adviser or Alcentra. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The Registrant's Chief Compliance Officer is responsible for confirming that Alcentra has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Registrant's proxies are voted in the best interests of the Registrant. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Registrant is monitored to ensure compliance with Alcentra's procedures, as applicable, such as by sampling votes cast for the Registrant, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Registrant's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Registrant is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The Registrant has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

Scope

This Policy applies to all strategies across Alcentra.

Alcentra generally will not be called upon to vote proxies for its syndicated loan and direct lending investments because of the nature of the instruments involved in the investment strategy (i.e., loans rather than securities). An exception is when Alcentra may hold loan investments which could be converted to voting securities.

Proxy votes are also not generally conducted for corporate bonds. In addition, proxy votes may take place from time to time on structured credit investments where our fund holds the equity tranche.

Purpose

When engaged by a client to provide discretionary advisory services, Alcentra is typically delegated the responsibility to vote on matters considered at portfolio companies' shareholder meetings, usually by means of a proxy ballot ("proxy voting").

In these instances, Alcentra has a duty to monitor corporate events and to vote proxies in the best interest of its client and not subrogate the interests of its clients to its own interests. This generally means voting with a view toward enhancing the economic value of the investment. In the case of social and political responsibility issues that, in Alcentra's opinion, do not primarily involve financial considerations, it is Alcentra's objective to support shareholder proposals that Alcentra believes promote good corporate citizenship while enhancing long-term shareholder value.

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Regulatory Context

The SEC has taken the position that proxy voting is only required where the adviser exercises discretion over advisory assets and the adviser's contract is silent on proxy voting responsibilities or specifically provides that the adviser will vote proxies.

The Department of Labor's (the "DOL") ERISA rules require an adviser to vote proxies for ERISA clients unless the plan administrator or other fiduciary has expressly precluded such responsibilities.

For most other clients, unless another service provider is delegated proxy voting responsibilities, the adviser's role as an adviser with investment discretion would include proxy voting responsibilities.

Alcentra, Advisers Act Requirements

In line with the requirements of Section 206(4) of the Advisers Act, it is Alcentra's policy to:

adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of the adviser's clients;

disclose to clients via the Form ADV Part 2A, how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

describe to clients via Form ADV Part 2A the adviser's proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Alcentra, ERISA Requirements

Following from the DOL's guidance on proxy voting in respect of ERISA pension plan funds, it is Alcentra's policy to:

Clearly delineate responsibility for voting between Alcentra and the trustee or other plan fiduciary that appointed Alcentra, possibly through the investment advisory agreement ("IAA").

Take reasonable steps to ensure that it has received all proxies for which it has voting authority and implemented appropriate reconciliation procedures.

In voting, act prudently and solely in the interests of pension plan participants and beneficiaries. In so doing Alcentra considers factors that would affect the value of the plan's investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.

The plan administrator will periodically monitor Alcentra's voting activities, and both the client's monitoring activities and Alcentra's voting activities (including the votes cast in each particular case) must be documented.

Voting

Alcentra reviews the circumstances for each vote to determine which stance would best serve its clients and votes accordingly. Alcentra votes and documents its vote as follows:

A Voting File has been established to document how Alcentra voted on each proxy vote.

While Alcentra expects to vote all identical client proxies in the same manner across each client account, the relevant Portfolio Manager or Investment Committee may vote certain client accounts differently than others if it is determined that it is in the best interest of the respective clients to do so.

Alcentra Portfolio Manager or Investment Committee for the particular Investment Vehicle, or designee, will decide, on a case-by-case, how each vote should be cast in order to best serve the interest of each respective client.

A record noting the details of the vote, as well as an assessment as to whether a material conflict of interest exists, is maintained in the Voting File.

Copies of actual voting records will be maintained.

Non-Voting of Proxies

When it has voting responsibility, Alcentra will make every attempt to vote when given an opportunity to do so. However, there may be instances when Alcentra is unable or unwilling to vote because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts of Interest

While Alcentra does not anticipate that it will regularly face a material conflict of interest in the exercise of its voting responsibilities, Alcentra has developed a Proxy Voting Form (the "Form") which has been designed to identify and document conflicts of interest. Based on the responses to the Form, the Portfolio Manager or designee will determine if there is any actual or perceived conflict of interest. If a conflict exists, the Portfolio Manager or designee will determine whether the conflict is "material" based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Portfolio Manager or designee determine are relevant.

In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the Portfolio Manager or designee may consult with others as appropriate. Employees involved in the decision-making process or administration of proxy votes are prohibited from revealing how Alcentra intends to vote on a proposal in order to reduce any attempted influence from interested parties.

If a material conflict of interest is found to exist, the Chief Investment Officer and Chief Compliance Officer will be consulted to ensure that the vote is cast in a manner that is in the best interest of the client(s). Alcentra may seek an independent third party to recommend how to vote the proposal. Such recommendation may be based on the third party's predetermined voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

In an effort to minimize the appearance that certain relationships or situations may inappropriately influence its voting decisions, Alcentra has determined that when presented with the opportunity to vote on shareholder proposals issued by an "Affiliated Fund" (for purposes of this policy, any pooled investment vehicle that is sponsored by a subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") shall be considered an "Affiliated Fund"), it will vote in the same proportion as all other voting shareholders of such Affiliated Fund ("echo voting"). If "echo voting" is not operationally feasible, the vote recommendations of an independent third party shall be applied. The independent third party shall be ISS, if available, or Glass Lewis & Co. ("Glass Lewis"), if ISS is not available.

Notwithstanding the foregoing, Alcentra also may resolve any material conflict in such other manner as Alcentra believes is in the best interest of the client.

Record Keeping

In line with the record-keeping requirements in Rule 204-2 under the Advisers Act, it is Alcentra's policy to maintain the following books and records:

Copies of the adviser's proxy voting policies and procedures.

A copy of each proxy statement that the adviser receives regarding client securities. Advisers may rely upon third-party service providers to maintain such records. For example, if an adviser uses a third-party proxy voting service to vote client proxies, that company may maintain copies of the proxy statements on behalf of the adviser. The proxy voting service must agree to provide the statements to the adviser promptly upon request. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC's EDGAR system.

A record of each vote cast by the adviser on behalf of a client. Advisers may rely upon the records maintained by a third-party proxy voting service, if the records can be obtained by the adviser promptly upon request.

A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser votes proxies on behalf of the requesting client.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of October 25, 2023, the date of the filing of this report:

Chris Barris, Brandon Chao, CFA and Kevin Cronk, CFA, are the Registrant's primary portfolio managers, positions they have held since October 2017, November 2022 and October 2017, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids. He is responsible for managing all U.S. and global high yield portfolios and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Chao joined Alcentra in March 2017 and is a Managing Director and Senior Portfolio Manager and a member of the Structured Credit team. He is responsible for analyzing investments in structured products across Alcentra's funds. Mr. Chao joined Alcentra from Omega Advisors, where he worked for five years as a senior analyst covering structured products with a focus on CLO equity and mezzanine investing and opportunistic corporate credit. Prior to that, he worked at King Street Capital Management, investing in corporate structured products, high yield and distressed credit, and at Credit Suisse, performing leveraged finance research.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids, and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYM Investment Adviser and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

(a)(2) Information about the other accounts managed by the Registrant's primary portfolio managers is provided below.

Subject to the supervision and approval of BNYM Investment Adviser and the Registrant's Board, Alcentra is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Registrant's Board to execute purchases and sales of securities. Chris Barris, Brandon Chao and Kevin Cronk are the Registrant's primary portfolio managers.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of August 31, 2023:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	5	$2.1B	5	$400M	1	$400M
Brandon Chao	2	$451M	5	$3.7B	None	N/A
Kevin Cronk	5	$2.1B	5	$400M	1	$400M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio managers are as follows as of August 31, 2023:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$100,001-$500,000
Brandon Chao	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	None
Kevin Cronk	BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	$100,001-$500,000

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or bank common trust accounts and wrap fee programs that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, Alcentra's or a portfolio manager's management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser or Alcentra's overall allocation of securities in that offering, or to increase BNYM Investment Adviser or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when the Registrant purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the Registrant, such as deciding which securities to allocate to the Registrant versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of BNYM Investment Adviser or Alcentra. BNYM Investment Adviser and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, BNYM Investment Adviser and Alcentra could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, Alcentra or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, may be subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant's and such Other Accounts' investments in the issuer.

BNY Mellon and its affiliates, including BNYM Investment Adviser, Alcentra and others involved in the management, sales, investment activities or business operations or distribution of the Registrant, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant's service providers, which may cause conflicts that could disadvantage the Registrant.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Registrant. BNY Mellon has no obligation to provide to BNYM Investment Adviser, Alcentra or the Registrant or effect transactions on behalf of the Registrant in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Registrant and may not share that information with relevant personnel of BNYM Investment Adviser or Alcentra. Accordingly, in making investment decisions for the Registrant, the Adviser does not seek to obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers. However, because an Adviser, in the course of investing Registrant assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of the Registrant advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in a securities lending program this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)